Barings Corporate Investors

Report for the Nine Months Ended September 30, 2024

Adviser
Barings LLC
300 S Tryon St., Suite 2500
Charlotte, NC 28202
Independent Registered Public Accounting Firm
KPMG LLP
Boston, Massachusetts 02110
Counsel to the Trust
Ropes & Gray LLP
Boston, Massachusetts 02111
Custodian
State Street Bank and Trust Company
Boston, Massachusetts 02110

Transfer Agent & Registrar
SS&C Global Investor & Distribution Solutions, Inc., formerly known as DST System, Inc. ("SS&C GIDS")
P.O. Box 219086
Kansas City, Missouri 64121-9086
1-800-647-7374
Internet Website
https://www.barings.com/mci

Barings Corporate Investors c/o Barings LLC 300 S Tryon St., Suite 2500 Charlotte, NC 28202 1-866-399-1516

Investment Objective and Policy
Barings Corporate Investors (the “Trust”) is a closed-end management investment company, first offered to the public in 1971, whose shares are traded on the New York Stock Exchange under the trading symbol “MCI”. The Trust’s share price can be found in the financial section of most newspapers under either the New York Stock Exchange listings or Closed-End Fund Listings.
The Trust’s investment objective is to maintain a portfolio of securities providing a current yield and, when available, an opportunity for capital gains. The Trust’s principal investments are privately placed, below-investment grade, long-term debt obligations including bank loans and mezzanine debt instruments. Such private placement securities may, in some cases, be accompanied by equity features such as common stock, preferred stock, warrants, conversion rights, or other equity features. The Trust typically purchases these investments, which are not publicly tradable, directly from their issuers in private placement transactions. These investments are typically made to small or middle market companies. In addition, the Trust may invest, subject to certain limitations, in marketable debt securities (including high yield and/or investment grade securities), marketable common stocks and special situations investments. The Trust's special situations investments generally consist of investments in corporate debt instruments and equity instruments of issuers that are stressed or distressed. Below-investment grade or high yield securities (including securities of stressed or distressed issuers) have predominantly speculative characteristics with respect to the capacity of the issuer to pay interest and repay principal.
The Trust distributes substantially all of its net income to shareholders each year. Accordingly, the Trust pays dividends to shareholders four times per year. The Trust pays dividends to its shareholders in cash, unless the shareholder elects to participate in the Dividend Reinvestment and Share Purchase Plan.
Form N-PORT
The Trust files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on part F of Form N-PORT. This information is available (i) on the SEC’s website at http://www.sec.gov; and (ii) at the SEC’s Public Reference Room in Washington, DC (which information on their operation may be obtained by calling 1-800-SEC-0330). A complete schedule of portfolio holdings as of each quarter-end is available upon request by calling, toll-free, 866-399-1516.
Proxy Voting Policies & Procedures; Proxy Voting Record
The Trustees of the Trust have delegated proxy voting responsibilities relating to the voting of securities held by the Trust to Barings LLC (“Barings”). A description of Barings’ proxy voting policies and procedures is available (1) without charge, upon request, by calling, toll-free 866-399-1516; (2) on the Trust’s website at https://www.barings.com/mci; and (3) on the SEC’s website at http://www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) on the Trust’s website at https://www.barings.com/mci; and (2) on the SEC’s website at http://www.sec.gov.
Legal Matters
The Trust has entered into contractual arrangements with an investment adviser, transfer agent and custodian (collectively “service providers”) who each provide services to the Trust. Shareholders are not parties to, or intended beneficiaries of, these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.
Under the Trust’s Bylaws, any claims asserted against or on behalf of the Trust, including claims against Trustees and officers must be brought in courts located within the Commonwealth of Massachusetts.
The Trust’s registration statement and this shareholder report are not contracts between the Trust and its shareholders and do not give rise to any contractual rights or obligations or any shareholder rights other than any rights conferred explicitly by federal or state securities laws that may not be waived.

Barings Corporate Investors
TO OUR SHAREHOLDERS
October 31, 2024

We are pleased to present the September 30, 2024, Quarterly Report of Barings Corporate Investors (the “Trust”).

PORTFOLIO PERFORMANCE

The Board of Trustees declared a quarterly dividend of $0.40 per share, payable on November 15, 2024 to shareholders of record on November 4, 2024. The Trust earned $0.37 per share of net investment income, net of taxes, for the third quarter of 2024, compared to $0.42 per share in the previous quarter. The decrease in net investment income was predominantly related to non-recurring income (repayment of past due income) received in the second quarter, coupled with net realization activity in the second quarter that decreased total invested assets.

	September 30, 2024(1)(2)	June 30, 2024(1)(2)	% Change
Quarterly Dividend per share	0.40(3)	0.40(3)	—%
Net Investment Income(4)	$7,552,446	$8,623,460	(12.4)%
Net Assets	$350,383,118	$350,112,108	0.1%
Net Assets per share(5)	$17.20	$17.22	(0.1)%
Share Price	$19.93	$18.62	7.0%
Dividend Yield at Share Price	8.0%	8.6%	(7.0)%
(Discount) / Premium	15.9%	1.1%
(1) Past performance is no guarantee of future results
(2) Figures are unaudited
(3) Payable on November 15, 2024
(4) Figures are shown net of excise tax
(5) Based on shares outstanding at the end of the period of 20,370,720 and 20,334,874 as of 9/30/2024 and 6/30/2024, respectively.

•Quarterly total returns at September 30, 2024 and June 30, 2024 were 2.21% and 1.91%, respectively. Longer term, the Trust returned 10.2%, 8.2%, 9.8%, 9.6% and 11.2% for the 1, 3, 5, 10, and 25-year periods, respectively, based on the change in the Trust’s net assets assuming the reinvestment of all dividends
•The Trust’s average quarter-end (discount) / premium for the 1, 3, 5 and 10-year periods was 8.34%, (5.85)%, (6.85)%, and 0.17% respectively
•U.S. fixed income markets, as approximated by the Bloomberg Barclays U.S. Corporate High Yield Index and the Credit Suisse Leveraged Loan Index, returned 5.3% and 2.1% for the quarter, respectively.

PORTFOLIO BENEFITS

•We believe the Trust benefits from being part of the larger Barings North American Private Finance (“NAPF”) platform, which as of September 30, 2024, has over 30 years of experience and had commitments of over $25 billion to private credit.
•The NAPF platform has provided two primary benefits to the Trust: Direct deal origination and credit underwriting. NAPF has served as the Lead or Co-Lead on over 80% of its originated transactions and has a senior loan loss rate of 0.03% since inception. The benefit of being the Lead or Co-Lead lender is the ability to lead negotiations on terms and have influence over the credit agreement.
•The Trust has continued to benefit from NAPF’s strong origination relationships with private equity sponsors. Every private placement investment in the portfolio was directly originated by Barings via a sponsor (without a financial intermediary), where one hundred percent of the economics are passed through to investors.
•The Trust has consistently generated a stable dividend yield for investors, which to date has been paid exclusively from investment income and capital gains – no return of capital, all while employing a limited amount of leverage 0.09x.
•The Trust continues to invest in what we believe are high-quality companies in defensive sectors and remains well diversified with 27 different industries across 179 assets, where over 65% of those investments are first lien senior secured loans that we believe provide strong risk adjusted returns. The Trust continues to invest in senior subordinated debt when we believe the risk adjusted return is appropriate. Approximately 14% of the market value of the Trust was equity, generating ~$25.0 million ($1.23 per share) in unrealized appreciation as of September 30, 2024.

(Continued)

PORTFOLIO ACTIVITY

Consistent with the stated investment objective of the Trust, we continued to search for relative value across the capital structure of potential investments that provide current yield with an opportunity for capital gains. During the three months ended September 30, 2024, the Trust made nine new private investments totaling $18.5 million and 33 add-on investments in existing portfolio companies totaling $8.2 million. During the three months ended September 30, 2024, the Trust had 9 private investment loans repaid at par totaling $15.4 million and realized six equity investments that generated realized gains of $1 million.

PORTFOLIO LIQUIDITY

The Trust maintained a liquidity position comprised of a combination of its available cash balance and short-term investments of $5.2 million or 1.3% of total assets, in addition to a low leverage profile at 0.09x as of September 30, 2024. The available credit facility balance coupled with the current cash balance provides liquidity to support our current portfolio companies as well as invest in new portfolio companies. As always, the Trust continues to benefit from strong relationships with our carefully chosen financial sponsor partners. These relationships provide clear benefits to the portfolio companies including potential access to additional capital if needed and strategic thinking to compliment a company’s management team. High-quality and timely information about portfolio companies, which is only available in a private market setting, allows us to work constructively with financial sponsors and maximize the portfolio companies’ long-term health and value.

The Trust’s recently announced dividend of $0.40 per share remains consistent with the prior quarter. With more than 65% of the Trust in first lien floating rate loans, the Trust's net investment income has decreased slightly given lower interest rates. We believe the strong credit quality and diverse portfolio construction positions the Trust to continue to maximize shareholder value in determining the quarterly dividend, the Board of Trustees seeks to ensure that the Trust will be able to pay sustainable dividends over the long term.
Thank you for your continued interest in and support of Barings Corporate Investors.

Sincerely,
Christina Emery
President

Barings Corporate Investors

Portfolio Composition as of 09/30/24*

Public Bank Loans
2.5%
Cash & Short-Term
Investments
1.4%
Public Debt
0.6%
Public Equity
—%
Private Debt
5.9%
Private / Restricted Equity
14.0%
Private Bank Loans
75.6%

Cash & Short-Term Investments 2.5%
Equity 14.0%
Fixed Rate 10.8%
Floating Rate 72.7%

* Based on market value of total investments
Cautionary Notice: Certain statements contained in this report may be “forward looking” statements. Investors are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they are made and which reflect management’s current estimates, projections, expectations or beliefs, and which are subject to risks and uncertainties that may cause actual results to differ materially. These statements are subject to change at any time based upon economic, market or other conditions and may not be relied upon as investment advice or an indication of the Trust’s trading intent. References to specific securities are not recommendations of such securities, and may not be representative of the Trust’s current or future investments. We undertake no obligation to publicly update forward looking statements, whether as a result of new information, future events, or otherwise.

Hypothetical growth of $10,000 Investment (unaudited)
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$22,930
$16,358
10/1/2014
9/30/2015
9/30/2016
9/30/2017
9/30/2018
9/30/2019
9/30/2020
9/30/2021
9/30/2022
9/30/2023
9/30/2024
Barings Corporate Investors
Bloomberg Barclays U.S. Corporate High Yield Index

Average Annual Returns September 30, 2024	1 Year	5 Year	10 Year
Barings Corporate Investors	10.19%	9.80%	9.61%
Bloomberg Barclays U.S. Corporate High Yield Index	15.74%	4.72%	5.04%
Data for Barings Corporate Investors (the “Trust”) represents returns based on the change in the Trust’s market price assuming the reinvestment of all dividends and distributions. Past performance is no guarantee of future results.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on distributions from the Trust or the sale of shares.

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES Barings Corporate Investors
September 30, 2024
(Unaudited)

Assets:
Investments (See Consolidated Schedule of Investments)
Corporate restricted securities - private placement investments at fair value	$339,798,214
(Cost - $ 320,445,352)
Corporate restricted securities - rule 144A securities at fair value	20,435,976
(Cost - $ 20,625,834)
Corporate public securities at fair value	11,831,432
(Cost - $ 11,748,825)

Total investments (Cost - $ 352,820,011)	372,065,622
Cash	5,167,679
Foreign currencies (Cost - $ 14,921)	13,964
Receivable for investments sold	5,205,280
Dividend and interest receivable	5,159,690
Capital contribution receivable	643,798
Deferred financing fees	159,310
Other assets	292,145
Total assets	388,707,488

Liabilities:
Note payable	30,000,000
Investment advisory fee payable	1,094,947
Deferred tax liability	900,065
Interest payable	135,318
Accrued expenses	3,316,798
Total liabilities	38,324,370
Commitments and Contingencies (See Note 7)
Total net assets	$350,383,118
Net Assets:
Common shares, par value $1.00 per share	$20,370,720
Additional paid-in capital	278,823,757
Total distributable earnings	51,188,641
Total net assets	$350,383,118
Common shares issued and outstanding (28,054,782 authorized)	20,370,720
Net asset value per share	$17.20

See Notes to Consolidated Financial Statements 5

CONSOLIDATED STATEMENT OF OPERATIONS Barings Corporate Investors
For the nine months ended September 30, 2024
(Unaudited)

Investment Income:
Interest	$29,337,984
Dividends	132,706
Other	400,530
Total investment income	29,871,220
Expenses:
Investment advisory fees	3,285,182
Interest and other financing fees	1,299,941
Trustees’ fees and expenses	330,300
Professional fees	396,361
Reports to shareholders	207,000
Custodian fees	25,200
Other	78,391
Total expenses	5,622,375
Investment income - net	24,248,845
Income tax, including excise tax benefit	200
Net investment income after taxes	24,248,645
Net realized and unrealized gain on investments and foreign currency:
Net realized loss on investments before taxes	(2,222,227)
Income tax expense	(166,359)
Net realized loss on investments after taxes	(2,388,586)
Net increase in unrealized appreciation of investments before taxes	3,093,721
Net decrease in unrealized appreciation of foreign currency translation before taxes	(343)
Deferred income tax benefit (expense)	(265,621)
Net increase in unrealized appreciation of investments and foreign currency transactions after taxes	2,827,757
Net gain on investments and foreign currency	439,171
Net increase in net assets resulting from operations	$24,687,816

See Notes to Consolidated Financial Statements 6

CONSOLIDATED STATEMENT OF CASH FLOWS Barings Corporate Investors
For the nine months ended September 30, 2024
(Unaudited)

Net decrease in cash & foreign currencies:
Cash flows from operating activities:
Purchases of portfolio securities	$(80,207,965)
Proceeds from disposition of portfolio securities	82,394,935
Interest, dividends and other income received	27,733,614
Interest expenses paid	(1,363,399)
Operating expenses paid	(2,274,341)
Income taxes paid	(1,066,560)
Net cash provided by operating activities	25,257,771
Cash flows from financing activities:
Repayments under credit facility	(12,500,000)
Cash dividends paid from net investment income	(23,749,874)
Receipts for shares issued on reinvestment of dividends	1,275,831
Financing fees paid	28,438
Net cash used for financing activities	(34,945,605)
Net decrease in cash & foreign currencies	(9,687,834)
Cash & foreign currencies - beginning of period	14,869,820
Effects of foreign currency exchange rate changes on cash and cash equivalents	(343)
Cash & foreign currencies - end of period	$5,181,643
Reconciliation of net increase in net assets to net cash provided by operating activities:
Net increase in net assets resulting from operations	$24,687,816
Increase in investments	(1,450,974)
Decrease in interest receivable	527,410
Increase in receivable for investments sold	(4,386,892)
Decrease in payment-in-kind non-cash income received	1,427,543
Decrease in amortization	186,742
Decrease in other assets	38,286
Decrease in tax payable	(900,000)
Increase in deferred tax liability	265,620
Increase in payable for investments purchased	2,877,242
Decrease in investment advisory fee payable	(1,048,095)
Decrease in interest payable	(63,458)
Increase in accrued expenses	3,096,188
Total adjustments to net assets from operations	569,612
Effects of foreign currency exchange rate changes on cash and cash equivalents	343
Net cash provided by operating activities	$25,257,771

See Notes to Consolidated Financial Statements 7

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS Barings Corporate Investors

	For the nine months ended 09/30/2024 (Unaudited)	For the year ended 12/31/2023
Increase / (decrease) in net assets:
Operations:
Investment income - net	$24,248,645	$32,631,730
Net realized gain / (loss) on investments and foreign currency after taxes	(2,388,586)	(1,447,280)
Net change in unrealized appreciation / (depreciation) of investments and foreign currency after taxes	2,827,757	5,774,586

Net increase in net assets resulting from operations	24,687,816	36,959,036

Increase from common shares issued on reinvestment of dividends	1,919,629	—

Dividends to shareholders from:
Net investment income	(16,050,421)	(28,771,641)

Total increase / (decrease) in net assets	10,557,024	8,187,395

Net assets, beginning of period/year	339,826,094	331,638,699

Net assets, end of period/year	$350,383,118	$339,826,094

See Notes to Consolidated Financial Statements 8

CONSOLIDATED SELECTED FINANCIAL HIGHLIGHTS Barings Corporate Investors

Selected data for each share of beneficial interest outstanding:

	For the nine months ended 09/30/2024 (Unaudited)	For the years ended December 31,
		2023	2022	2021	2020	2019
Net asset value: Beginning of period / year	$16.77	$16.37	$16.68	$15.04	$15.24	$14.50
Net investment income (a)	1.19	1.61	1.03	0.93	1.20	1.11
Net realized and unrealized gain / (loss) on investments	0.02	0.21	(0.32)	1.67	(0.44)	0.82
Total from investment operations	1.21	1.82	0.71	2.60	0.76	1.93
Dividends from net investment income to common shareholders	(0.79)	(1.42)	(0.88)	(0.96)	(0.96)	(1.20)
Dividends from realized gain on investments to common shareholders	—	—	(0.14)	—	—	—
Increase from dividends reinvested	0.01	—	—	—	—	0.01
Total dividends	(0.78)	(1.42)	(1.02)	(0.96)	(0.96)	(1.19)
Net asset value: End of period / year	$17.20	$16.77	$16.37	$16.68	$15.04	$15.24
Per share market value: End of period / year	$19.93	$18.43	$13.96	$15.98	$13.18	$16.86
Total investment return
Net asset value (b)	7.34%	11.62%	4.34%	17.57%	5.36%	13.71%
Market value (b)	13.02%	43.84%	(5.66%)	29.13%	(15.95%)	23.77%
Net assets (in millions): End of period / year	$350.38	$339.83	$331.64	$338.04	$304.68	$308.25
Ratio of total expenses to average net assets (c)	2.21% (d)	2.57%	2.33%	2.78%	1.53%	2.33%
Ratio of operating expenses to average net assets	1.65% (d)	1.65%	1.58%	1.61%	1.54%	1.57%
Ratio of interest expense to average net assets	0.50% (d)	0.61%	0.51%	0.33%	0.35%	0.35%
Ratio of income tax expense to average net assets	0.06% (d)	0.31%	0.24%	0.84%	(0.36)%	0.42%
Ratio of net investment income to average net assets	9.28% (d)	9.56%	6.17%	5.84%	8.17%	7.41%
Portfolio turnover	23%	12%	12%	45%	33%	21%
(a)    Calculated using average shares.
(b)    Net asset value return represents portfolio returns based on change in the Trust’s net asset value assuming the reinvestment of all dividends and distributions which differs from the total investment return based on the Trust’s market value due to the difference distributions which differs from the total investment return based on the Trust’s market value due to the difference between the Trust’s net asset value and the market value of its shares outstanding; past performance is no guarantee of future results.
(c)    Total expenses include income tax expense.
(d)    Annualized.

	For the nine months ended 09/30/2024 (Unaudited)	For the years ended December 31,
Senior borrowings:		2023	2022	2021	2020	2019
Total principal amount (in millions)	$30	$43	$46	$38	$30	$30
Asset coverage per $1,000 of indebtedness	$12,679	$8,996	$8,210	$9,896	$11,156	$11,275

See Notes to Consolidated Financial Statements 9

Consolidated Schedule of Investments Barings Corporate Investors
September 30, 2024
(Unaudited)

Corporate Restricted Securities - 102.81%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 96.98%: (C)

1WorldSync, Inc.
A product information sharing platform that connects manufacturers/suppliers and key retailers via the Global Data Synchronization Network.
10.41% Term Loan due 06/24/2025 (SOFR+ 4.750%)	$4,798,905	*	$4,785,475	$4,798,905
* 07/01/19 and 12/09/20.

Accurus Aerospace
A supplier of highly engineered metallic parts, kits and assemblies, and processing services.
10.33% First Lien Term Loan due 03/31/2028 (SOFR + 5.250%) (G)	$965,434	04/05/22	932,583	931,387
Limited Liability Company Unit (B)	17,505 uts.	12/01/22	17,505	16,454
			950,088	947,841
AdaCore Inc
A provider of a software development toolkit that helps software developers to write code for embedded systems using a number of programming languages, including Ada, C/C++, Rust, and SPARK.
10.18% First Lien Term Loan due 03/13/2030 (SOFR + 5.250%) (G)	$2,426,903	03/13/24	1,588,521	1,594,091

Advanced Manufacturing Enterprises LLC
A designer and manufacturer of large, custom gearing products for a number of critical customer applications.
Limited Liability Company Unit (B)	4,669 uts.	*	498,983	—
* 12/07/12, 07/11/13 and 06/30/15.

Advantage Software
A provider of enterprise resource planning (ERP) software built for advertising and marketing agencies.
Limited Liability Company Unit Class A (B) (F)	1,556 uts.	10/01/21	50,720	100,182
Limited Liability Company Unit Class A (B) (F)	401 uts.	10/01/21	13,103	25,838
Limited Liability Company Unit Class B (B) (F)	1,556 uts.	10/01/21	1,630	—
Limited Liability Company Unit Class B (B) (F)	401 uts.	10/01/21	420	—
			65,873	126,020
Aero Accessories
A fuel system, hydraulic, pneumatic and power generation system aftermarket services provider.
10.75% Incremental Term Loan due 11/08/2028 (SOFR + 5.500%)	$1,999,156	02/15/24	1,955,801	1,981,164
10.75% Term Loan due 11/01/2029 (SOFR + 5.500%) (G)	$492,708	11/01/22	400,524	404,940
			2,356,325	2,386,104
AIT Worldwide Logistics, Inc.
A provider of domestic and international third-party logistics services.
12.20% Second Lien Term Loan due 03/31/2029 (SOFR + 7.500%)	$3,387,097	04/06/21	3,344,115	3,387,097
Limited Liability Company Unit (B)	113 uts.	04/06/21	112,903	165,047
			3,457,018	3,552,144

See Notes to Consolidated Financial Statements 10

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
September 30, 2024
(Unaudited)

Corporate Restricted Securities - 102.81%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 96.98%: (C)

Americo Chemical Products
A provider of customized specialty chemical solutions and services for pretreatment of metal surfaces and related applications.
10.10% First Lien Term Loan due 04/28/2029 (SOFR + 5.250%) (G)	$1,154,293	04/28/23	$882,749	$904,734
Limited Liability Company Unit (B) (F)	46,734 uts.	04/28/23	46,734	59,820
			929,483	964,554
AMS Holding LLC
A leading multi-channel direct marketer of high-value collectible coins and proprietary-branded jewelry and watches.
Limited Liability Company Unit Class A Preferred (B) (F)	273 uts.	10/04/12	272,727	49,550

Applied Aerospace Structures Corp.
A leading provider of specialized large-scale composite and metal-bonded structures for platforms in the aircraft, space, and land/sea end markets.
10.85% Term Loan due 11/22/2028 (SOFR + 6.250%) (G)	$1,941,270	12/01/22	894,723	895,371
Limited Liability Company Common Unit (B)	18 uts.	12/01/22	18,000	32,006
			912,723	927,377
ASC Communications, LLC (Becker's Healthcare)
An operator of trade shows and controlled circulation publications targeting the healthcare market.
9.70% Term Loan due 07/15/2027 (SOFR + 4.750%) (G)	$679,168	07/15/22	627,749	633,839
Limited Liability Company Unit (B) (F)	1,070 uts.	07/15/22	22,442	35,828
			650,191	669,667
ASC Holdings, Inc.
A manufacturer of capital equipment used by corrugated box manufacturers.
15.00% (15.00% PIK) Senior Subordinated Note due 12/31/2024 (D)	$1,990,433	11/19/15	1,845,725	227,706
Limited Liability Company Unit (B)	225,300 uts.	11/18/15	225,300	—
			2,071,025	227,706
Audio Precision
A provider of high-end audio test and measurement sensing instrumentation software and accessories.
10.75% Term Loan due 10/31/2024 (SOFR+ 6.000%)	$3,581,500	10/30/18	3,580,520	3,370,192

Aurora Parts & Accessories LLC (d.b.a Hoosier)
A distributor of aftermarket over-the-road semi-trailer parts and accessories sold to customers across North America.
Preferred Stock (B)	425 shs.	08/17/15	424,875	424,875
Common Stock (B)	425 shs.	08/17/15	425	424,857
			425,300	849,732
BBB Industries LLC
A supplier of remanufactured and new parts to the North American automotive aftermarket.
14.19% Second Lien Term Loan due 07/25/2030 (SOFR + 9.000%)	$909,091	07/25/22	882,644	909,091
Limited Liability Company Unit (B)	91 uts.	07/25/22	91,000	88,211
			973,644	997,302

See Notes to Consolidated Financial Statements 11

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
September 30, 2024
(Unaudited)

Corporate Restricted Securities - 102.81%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 96.98%: (C)

Best Lawyers (Azalea Investment Holdings, LLC)
A global digital media company that provides ranking and marketing services to the legal community.
10.21% First Lien Term Loan due 11/19/2027 (SOFR + 5.250%) (G)	$2,763,328	11/30/21	$2,209,194	$2,238,328
12.00% HoldCo PIK Note due 05/19/2028	$821,801	11/30/21	815,201	816,048
Limited Liability Company Unit (B)	89,744 uts.	11/30/21	89,744	118,462
			3,114,139	3,172,838
BKF Engineers
A provider of civil engineering, land surveying, and land planning services for government agencies, institutions, devlopers, design professionals, contractors, school district and corporations throughout the west coast.
9.92% Senior Term Loan due 07/19/2027 (SOFR + 5.000%) (G)	1,286,179	08/23/24	918,808	917,862
Limited Liability Company Unit (B)	115,884 uts.	08/23/24	115,884	115,884
			1,034,692	1,033,746
Bridger Aerospace
A provider of comprehensive solutions to combat wildfires in the United States including fire suppression, air attack and unmanned aircraft systems.
Series C Convertible Preferred Equity (7.00% PIK)	365 shs.	07/18/22	402,626	360,324

BrightSign
A provider of digital signage hardware and software solutions, serving a variety of end markets, including retail, restaurants, government, sports, and entertainment.
10.45% Term Loan due 10/14/2027 (SOFR + 5.750%) (G)	$2,897,024	10/14/21	2,817,183	2,831,867
Limited Liability Company Unit (B) (F)	232,701 uts.	10/14/21	232,701	246,663
			3,049,884	3,078,530
Brown Machine LLC
A designer and manufacturer of thermoforming equipment used in the production of plastic packaging containers within the food and beverage industry.
10.95% Term Loan due 10/04/2024 (SOFR + 6.000%)	$1,631,521	10/03/18	1,628,258	1,540,156

Cadence, Inc.
A full-service contract manufacturer (“CMO”) and supplier of advanced products, technologies, and services to medical device, life science, and industrial companies.
10.15% First Lien Term Loan due 04/30/2025 (SOFR + 4.750%)	$2,143,877	05/14/18	2,135,103	2,113,863
10.49% Incremental Term Loan due 05/26/2026 (SOFR + 5.250%)	$914,100	10/02/23	899,919	904,045
			3,035,022	3,017,908
CAi Software
A vendor of mission-critical, production-oriented software to niche manufacturing and distribution sectors.
10.12% Term Loan due 12/10/2028 (SOFR + 5.250%) (G)	$4,886,787	12/13/21	4,592,412	4,573,830

Caldwell & Gregory LLC
A commercial laundry leasing company for multi-unit housing and universities.
9.60% First Lien Term Loan due 09/30/2027 (SOFR + 5.000%) (G)	$3,500,000	09/30/24	2,572,548	2,572,500

See Notes to Consolidated Financial Statements 12

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
September 30, 2024
(Unaudited)

Corporate Restricted Securities - 102.81%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 96.98%: (C)

California Custom Fruits & Flavors
Develops and manufactures value-added, custom-formulated processed fruit and flavor bases for various customers across the Private Label, Branded, Direct Grocery, and Food-Service channels.
10.07% Term Loan due 02/11/2030 (SOFR + 5.750%) (G)	$913,232	02/26/24	$402,129	$409,432
Limited Liability Company Unit (B)	25 uts.	02/26/24	25,000	30,782
			427,129	440,214
Cascade Services
A residential services platform that provides HVAC repair and replacement work for single-family homes in southern geographies.
10.82% First Lien Term Loan due 09/30/2029 (SOFR + 5.500%) (G)	$1,991,472	10/4/2023	1,592,584	1,600,662

Cash Flow Management
A software provider that integrates core banking systems with branch technology and creates modern retail banking experiences for financial institutions.
10.25% Term Loan due 12/27/2027 (SOFR + 5.000%) (G)	$1,928,556	12/28/21	1,758,476	1,752,109
Limited Liability Company Unit (B) (F)	24,016 uts.	07/22/22	25,331	22,335
			1,783,807	1,774,444
CJS Global
A janitorial services provider focused on high end restaurants in NYC, Florida, and Texas.
10.10% Senior Term Loan due 03/10/2029 (SOFR + 5.750%) (G)	$1,921,216	03/20/23	1,394,104	1,397,943
Limited Liability Company Unit (B)	606,358 uts.	03/20/23	293,969	519,200
			1,688,073	1,917,143
Cloudbreak
A language translation and interpretation services provider to approximately 970 hospitals and outpatient clinics across the U.S.
9.60% Term Loan due 03/15/2030 (SOFR + 5.000%) (G)	$1,901,587	03/15/24	1,620,292	1,665,857
9.60% Incremental Term Loan due 03/15/2030 (SOFR + 5.000%)	$1,478,238	08/19/24	1,463,768	1,463,456
Limited Liability Company Unit Class A (B) (F)	98 shs.	03/15/24	97,500	101,633
Limited Liability Company Unit Class B (B) (F) (I)	98 shs.	03/15/24	—	77,877
			3,181,560	3,308,823
CloudWave
A provider of managed cloud hosting and IT services for hospitals.
10.25% Term Loan due 01/04/2027 (SOFR + 5.500%)	$3,268,548	01/29/21	3,240,018	3,268,548
Limited Liability Company Unit (B) (F)	112,903 uts.	01/29/21	112,903	212,258
			3,352,921	3,480,806
Coduet Royalty Holdings, LLC
A commercial-stage biopharmaceutical company focused on the research, development, and commercialization of innovative cancer treatments and the commercialization of its portfolio of approved biosimilars.
Limited Liability Company Unit (F)	580,688 uts.	05/07/24	580,688	598,109

See Notes to Consolidated Financial Statements 13

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
September 30, 2024
(Unaudited)

Corporate Restricted Securities - 102.81%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 96.98%: (C)

Cogency Global
A provider of statutory representation and compliance services for corporate and professional services clients.
9.75% Incremental Term Loan due 02/14/2028 (SOFR + 4.500%)	$1,571,940	*	$1,541,845	$1,571,940
9.79% Term Loan due 12/28/2027 (SOFR+ 4.500%) (G)	$1,691,024	02/14/22	1,506,718	1,525,720
Preferred Stock (B)	66 shs.	02/14/22	72,216	154,562
* 12/30/22 and 09/13/23.			3,120,779	3,252,222

Coherus Biosciences
A commercial-stage biopharmaceutical company focused on the research, development, and commercialization of innovative cancer treatments and the commercialization of its portfolio of approved biosimilars.
12.60% First Lien Term Loan due 05/08/2029 (SOFR + 8.000%)	$598,648	05/07/24	582,124	584,280

Command Alkon
A vertical-market software and technology provider to the heavy building materials industry delivering purpose-built, mission critical products that serve as the core operating & production systems for ready-mix concrete producers, asphalt producers, and aggregate suppliers.
Limited Liability Company Unit B (B) (I)	13,449 uts.	04/23/20	—	76,661
* 04/23/20, 10/30/20 and 11/18/20.
Compass Precision
A manufacturer of custom metal precision components.
11.00% (1.00% PIK) Senior Subordinated Note due 10/16/2025	$2,689,935	04/15/22	2,674,300	2,652,275
Limited Liability Company Unit (B) (F)	322,599 uts.	04/19/22	875,000	1,022,640
			3,549,300	3,674,915
Comply365
A provider of proprietary enterprise SaaS and mobile solutions for content management and document distribution in highly regulated industries, including Aviation and Rail.
9.95% First Lien Term Loan due 04/19/2028 (SOFR + 5.000%) (G)	$1,419,086	04/15/22	1,292,354	1,309,330

Concept Machine Tool Sales, LLC
A full-service distributor of high-end machine tools and metrology equipment, exclusively representing a variety of global manufacturers in the Upper Midwest.
10.54% Term Loan due 01/31/2025 (SOFR + 5.000%)	$1,197,919	01/30/20	1,196,337	957,137
10.54% Incremental Term Loan due 01/31/2027 (SOFR + 5.000%)	$159,299	09/14/23	157,107	127,280
Limited Liability Company Unit (B) (F)	3,497 uts.	*	140,032	—
* 01/30/2020, 03/05/21 and 09/14/23.			1,493,476	1,084,417

CTS Engines
A provider of maintenance, repair and overhaul services within the aerospace & defense market.
10.45% Term Loan due 12/22/2026 (SOFR + 5.750%) (G)	$2,991,304	12/22/20	2,877,260	2,613,816

See Notes to Consolidated Financial Statements 14

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
September 30, 2024
(Unaudited)

Corporate Restricted Securities - 102.81%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 96.98%: (C)

DataServ
A managed IT services provider serving Ohio’s state, local, and education (“SLED”) market (79% of FY21 Revenue), as well as small and medium-sized businesses (“SMB”, 8%) and enterprise clients (13%).
10.80% First Lien Term Loan due 09/30/2028 (SOFR + 5.500%) (G)	$469,329	11/02/22	$366,137	$373,175
Preferred Stock (B)	19,231 shs.	11/02/22	19,231	22,500
			385,368	395,675
Decks Direct
An eCommerce direct-to-consumer seller of specialty residential decking products in the United States.
11.46% Term Loan due 12/28/2026 (SOFR + 6.250%) (G)	$2,921,794	12/29/21	2,820,307	2,733,122
11.06% Incremental Term Loan due 12/28/2026 (SOFR + 6.250%)	$521,287.00	07/31/23	512,581	500,957
11.46% Incremental Term Loan due 12/28/2026 (SOFR + 6.250%)	$230,940.00	12/21/23	227,149	221,933
Limited Liability Company Unit Class A (B)	1,019 uts.	04/29/24	47,094	17,850
Common Stock (B)	4,483 shs.	12/29/21	190,909	78,494
			3,798,040	3,552,356
Del Real LLC
A manufacturer and distributor of fully-prepared fresh refrigerated Hispanic entrees as well as side dishes that are typically sold on a heat-and-serve basis at retail grocers.
Limited Liability Company Unit (B) (F)	748,287 uts.	*	748,548	800,667
* 10/07/16, 07/25/18, 03/13/19 and 06/17/19.

DistroKid (IVP XII DKCo-Invest,LP)
A subscription-based music distribution platform that allows artists to easily distribute, promote, and monetize their music across digital service providers, such as Spotify and Apple Music.
10.15% Senior Term Loan due 09/30/2027 (SOFR + 4.750%)	$4,212,116	10/01/21	4,179,641	4,212,117
Limited Liability Company Unit (B) (F)	148,791 uts.	10/01/21	148,936	168,134
			4,328,577	4,380,251
Diversified Packaging
A provider of pre-press products and services to the packaging industry, serving customers in the upper Midwest U.S. The Company operates under two divisions: plate manufacturing and material distribution.
11.00% (1.50%PIK) Second Lien Term Loan due 06/27/2029	$1,451,758	06/27/24	1,424,355	1,425,191
Limited Liability Company Unit (B)	5,538 uts.	06/27/24	553,800	569,583
			1,978,155	1,994,774
Dwyer Instruments, Inc.
A designer and manufacturer of precision measurement and control products for use with solids, liquids and gases.
10.35% First Lien Term Loan due 07/01/2027 (SOFR + 5.750%)	$3,424,644	07/20/21	3,390,089	3,424,644

See Notes to Consolidated Financial Statements 15

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
September 30, 2024
(Unaudited)

Corporate Restricted Securities - 102.81%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 96.98%: (C)

Echo Logistics
A provider of tech-enabled freight brokerage across various modes including Truckload, Less-than-Truckload, Parcel, and Intermodal, as well as managed (contracted) transportation services.
11.95% Second Lien Term Loan due 11/05/2029 (SOFR + 7.000%)	$3,407,080	11/22/21	$3,368,752	$3,404,354
Limited Liability Company Unit (B)	93 uts.	11/22/21	92,920	65,802
			3,461,672	3,470,156
EFC International
A St. Louis-based global distributor (40% of revenue ex-US) of branded, highly engineered fasteners and specialty components.
11.00% (2.50% PIK) Term Loan due 02/28/2030	$1,989,298	03/01/23	1,944,697	1,961,050
Limited Liability Company Unit (B) (F)	410 uts.	03/01/23	576,923	989,427
			2,521,620	2,950,477
EFI Productivity Software
A provider of ERP software solutions purpose-built for the print and packaging industry.
10.37% Term Loan due 12/30/2027 (SOFR + 5.500%) (G)	$2,042,517	12/30/21	1,804,178	1,791,201
10.10% Incremental Term Loan due 12/30/2027 (SOFR + 5.500%) (G)	$1,446,416	05/23/24	790,513	791,249
			2,594,691	2,582,450
Elite Sportswear Holding, LLC
A designer and manufacturer of gymnastics, competitive cheerleading and swimwear apparel in the U.S. and internationally.
Limited Liability Company Unit (B) (F)	2,471,843 uts.	10/14/16	324,074	617,961

Ellkay
A provider of data interoperability solutions for labs, hospitals and healthcare providers.
10.97% Term Loan due 09/14/2027 (SOFR + 5.500%)	$1,442,214	09/14/21	1,428,105	1,259,053

Energy Acquisition Company, Inc.
ECI designs, manufactures, assembles, and integrates electrical wire harnesses, control boxes, and other components for specialty industrial and home appliance end markets.
11.28% First Lien Term Loan due 05/10/2029 (SOFR + 6.500%) (G)	$1,500,000	05/01/24	1,394,366	1,393,500

ENTACT Environmental Services, Inc.
A provider of environmental remediation and geotechnical services for blue-chip companies with regulatory-driven liability enforcement needs.
10.35% Term Loan due 12/15/2025 (SOFR + 9.424%)	$1,837,819	02/09/21	1,830,642	1,814,295
10.35% Incremental Term Loan due 12/15/2025 (SOFR + 5.750%)	$315,023	9/1/2023	311,707	310,990
			2,142,349	2,125,285
eShipping
An asset-life third party logistics Company that serves a broad variety of end markets and offers service across all major transportation modes.
9.96% Term Loan due 11/05/2027 (SOFR + 5.000%) (G)	$2,411,745	11/05/21	2,040,039	2,064,916

See Notes to Consolidated Financial Statements 16

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
September 30, 2024
(Unaudited)

Corporate Restricted Securities - 102.81%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 96.98%: (C)

E.S.P. Associates, P.A.
A professional services firm providing engineering, surveying and planning services to infrastructure projects.
Limited Liability Company Unit (B)	684 uts.	*	$741,480	$614,550
* 06/29/18 and 12/29/20.

F G I Equity LLC
A manufacturer of a broad range of filters and related products that are used in commercial, light industrial, healthcare, gas turbine, nuclear, laboratory, clean room, hotel, educational system, and food processing settings.
Limited Liability Company Unit Class B-1 (B)	296,053 uts.	12/15/10	254,058	3,552,633

Five Star Holding, LLC
A fully integrated platform of specialty packaging brands that manufactures flexible packaging solutions.
12.31% Second Lien Term Loan due 04/27/2030 (SOFR + 7.250%)	$952,381	05/04/22	939,085	887,619
Limited Liability Company Common Unit (B) (F)	67 uts.	05/24/22	67,263	38,307
			1,006,348	925,926
Follett School Solutions
A provider of software for K-12 school libraries.
9.85% First Lien Term Loan due 07/09/2028 (SOFR + 5.000%)	$3,373,729	08/31/21	3,335,995	3,373,729
LP Units (B) (F)	1,787 uts.	08/30/21	17,865	22,582
LP Interest (B) (F)	406 uts.	08/30/21	4,063	5,136
			3,357,923	3,401,447
Fortis Payments, LLC
A payment service provider operating in the payments industry.
9.95% Incremental Term Loan due 02/13/2026 (SOFR + 5.250%) (G)	$1,502,031	01/31/24	1,264,403	1,261,160
9.95% First Lien Term Loan due 05/31/2026 (SOFR + 5.250%)	$986,710	10/31/22	979,135	971,317
			2,243,538	2,232,477
FragilePAK
A provider of third-party logistics services focused on the full delivery life-cycle for big and bulky products.
10.50% Term Loan due 05/24/2027 (SOFR + 5.750%)	$2,116,406	05/21/21	2,090,725	2,095,242
Limited Liability Company Unit (B) (F)	219 uts.	05/21/21	218,750	157,052
			2,309,475	2,252,294
GD Dental Services LLC
A provider of convenient “onestop” general, specialty, and cosmetic dental services with 21 offices located throughout South and Central Florida.
Limited Liability Company Unit Preferred (B)	182 uts.	10/05/12	182,209	302,243
Limited Liability Company Unit Common (B)	1,840 uts.	10/05/12	1,840	—
			184,049	302,243

See Notes to Consolidated Financial Statements 17

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
September 30, 2024
(Unaudited)

Corporate Restricted Securities - 102.81%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 96.98%: (C)

gloProfessional Holdings, Inc.
A marketer and distributor of premium mineral-based cosmetics, cosmeceuticals and professional hair care products to the professional spa and physician’s office channels.
Preferred Stock (B)	1,559 shs.	03/29/19	$1,559,055	$—
Common Stock (B)	2,835 shs.	03/27/13	283,465	—
			1,842,520	—
Gojo Industries
A manufacturer of hand hygiene and skin health products.
14.35% Term Loan due 10/20/2028 (SOFR + 9.500%)	$1,295,878	10/24/23	1,265,682	1,264,259

Golden Ceramic Dental Lab
A full service dental lab offering removable, crown and bridge, implants, orthodontics and sleep appliances in-house.
10.39% Senior Term Loan due 08/07/2027 (SOFR + 6.000%) (G)	2,648,649	08/21/24	1,847,299	1,845,541
Limited Liability Company Unit (B) (F)	851,351 uts.	08/21/24	851,351	851,351
			2,698,650	2,696,892
GraphPad Software, Inc.
A provider of data analysis, statistics and graphing software solution for scientific research applications, with a focus on the life sciences and academic end-markets.
Preferred Stock (B) (F)	7,474 shs.	04/27/21	206,294	322,671
* 12/19/17 and 04/16/19.

Handi Quilter Holding Company (Premier Needle Arts)
A designer and manufacturer of long-arm quilting machines and related components for the consumer quilting market.
Limited Liability Company Unit Preferred (B)	754 uts.	*	754,061	202,628
Limited Liability Company Unit Common Class A (B)	7,541 uts.	12/19/14	—	—
* 12/19/14 and 04/29/16.			754,061	202,628

Heartland Veterinary Partners
A veterinary support organization that provides a comprehensive set of general veterinary services as well as ancillary services such as boarding and grooming.
11.00% Opco PIK Note due 11/09/2028	$4,747,237	11/17/21	4,695,685	4,329,481

HemaSource, Inc.
A technology-enabled distributor of consumable medical products to plasma collection centers.
10.85% Senior Term Loan due 08/31/2029 (SOFR + 6.000%) (G)	2,111,531	08/31/23	1,648,308	1,683,090
Limited Liability Company Unit (B)	23,529 uts.	08/31/23	23,529	27,529
			1,671,837	1,710,619
Home Care Assistance, LLC
A provider of private pay non-medical home care assistance services.
10.35% Term Loan due 03/31/2027 (SOFR + 5.000%)	$1,725,919	03/26/21	1,711,582	1,630,993

See Notes to Consolidated Financial Statements 18

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
September 30, 2024
(Unaudited)

Corporate Restricted Securities - 102.81%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 96.98%: (C)

HOP Entertainment LLC
A provider of post production equipment and services to producers of television shows and motion pictures.
Limited Liability Company Unit Class F (B) (F) (I)	89 uts.	10/14/11	$—	$—
Limited Liability Company Unit Class G (B) (F) (I)	215 uts.	10/14/11	—	—
Limited Liability Company Unit Class H (B) (F) (I)	89 uts.	10/14/11	—	—
Limited Liability Company Unit Class I (B) (F) (I)	89 uts.	10/14/11	—	—
			—	—

HTI Technology & Industries Inc.
A designer and manufacturer of powered motion solutions to industrial customers.
13.54% Term Loan due 07/07/2025 (SOFR + 8.500%) (G)	$1,449,980	07/27/22	1,103,431	1,036,572
13.54% Incremental Term Loan due 07/27/2025 (SOFR + 8.500%) (G)	$489,965	02/15/23	485,044	465,467
			1,588,475	1,502,039
Ice House America
A manufacturer and operator of automated ice and water vending units with an installed base of 4,200+ units in service (including Company-owned fleet of 165 units) primarily located in the Southeastern United States.
10.80% Term Loan due 12/28/2029 (SOFR + 5.500%) (G)	$1,891,892	01/12/24	1,671,958	1,676,469
Limited Liability Company Unit (B) (F)	1,081 uts.	01/12/24	108,100	114,791
			1,780,058	1,791,260
Illumifin
A leading provider of third-party administrator (“TPA”) services and software for life and annuity insurance providers.
12.57% Term Loan due 02/04/2028 (SOFR + 1.000% Cash, 5.000% PIK)	$861,056	04/05/22	851,936	755,146

i-Sight
A provider of SaaS internal investigation case management software utilized by Human Resources, Compliance, and Corporate Security departments.
13.10% Term Loan due 03/31/2027 (SOFR + 7.645%)	$745,823	04/15/22	740,195	736,873
Limited Liability Company Unit (B)	117,762 uts.	04/15/22	117,762	133,071
			857,957	869,944
ISTO Biologics
In the orthobioligic space, providing solutions in autologous therapies and bone grafts for spine, orthopedics and sports medicine.
10.25% Senior Term Loan due 12/31/2028 (SOFR + 6.000%) (G)	$1,318,652	10/18/23	1,165,528	1,192,197

JF Petroleum Group
A provider of repair, maintenance, installation and projection management services to the US fueling infrastructure industry.
10.85% Term Loan due 04/20/2026 (SOFR + 5.500%)	$1,378,632	05/04/21	1,365,495	1,364,846

See Notes to Consolidated Financial Statements 19

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
September 30, 2024
(Unaudited)

Corporate Restricted Securities - 102.81%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 96.98%: (C)

Jones Fish
A provider of lake management services, fish stocking and pond aeration sales and services.
10.93% First Lien Term Loan due 12/20/2027 (SOFR + 5.500%) (G)	$3,119,996	02/28/22	$2,231,870	$2,271,324
10.08% Term Loan due 02/28/2029 (SOFR + 5.500%)	548,524	03/16/23	536,341	548,524
10.78% Incremental Term Loan due 02/28/2028 (SOFR + 5.500%)	407,503	04/28/23	400,206	407,502
Common Stock (B) (F)	802 shs.	02/28/22	83,943	219,052
			3,252,360	3,446,402
Kano Laboratories LLC
A producer of industrial strength penetrating oils and lubricants.
10.39% Term Loan due 09/30/2026 (SOFR + 5.000%)	$2,537,515	11/18/20	2,520,219	2,498,691
10.39% First Lien Term Loan due 10/31/2027 (SOFR + 5.000%)	$823,123	11/08/21	815,236	810,529
Limited Liability Company Unit Class (B)	41 uts.	11/19/20	41,109	42,767
			3,376,564	3,351,987
Kings III
A provider of emergency phones and monitoring services.
10.56% First Lien Term Loan due 07/07/2028 (SOFR + 5.500%) (G)	$986,436	08/31/22	857,077	864,988
10.24% Incremental Term Loan due 08/31/2028 (SOFR + 5.500%) (G)	$1,003,690	02/16/24	780,679	783,862
			1,637,756	1,648,850
LeadsOnline
A nationwide provider of data, technology and intelligence tools used by law enforcement agencies, investigators, and businesses.
9.45% Term Loan due 12/23/2027 (SOFR + 4.750%) (G)	$3,416,486	02/07/22	2,928,044	2,945,922
Limited Liability Company Unit (B) (F)	14,305 uts.	02/07/22	14,816	31,327
			2,942,860	2,977,249
LYNX Franchising
A global franchisor of B2B services including commercial janitorial services, shared office space solutions, and textile and electronics restoration services.
10.75% Term Loan due 12/18/2026 (SOFR + 6.250%)	$4,840,725	*	4,803,427	4,710,994
* 12/22/2020 and 09/09/2021

Madison Indoor Air Solutions
A manufacturer and distributor of heating, dehumidification and other air quality solutions.
Limited Liability Company Unit (B)	1,474,759 uts.	02/20/19	4,663,773	27,754,962

Magnolia Wash Holdings (Express Wash Acquisition Company, LLC)
An express car wash consolidator primarily in the Southeastern US.
12.09% Term Loan due 07/08/2028 (SOFR + 6.500%) (G)	$1,108,613	07/14/22	1,075,396	1,037,270

See Notes to Consolidated Financial Statements 20

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
September 30, 2024
(Unaudited)

Corporate Restricted Securities - 102.81%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 96.98%: (C)

Media Recovery, Inc.
A global manufacturer and developer of shock, temperature, vibration, and other condition indicators and monitors for in-transit and storage applications.
9.35% Senior Term Loan due 09/30/2027 (SOFR + 4.750%) (G)	$2,684,737	09/30/24	$2,056,729	$2,056,692

Mission Microwave
A leading provider of high-performance solid-state power amplifiers and block upconverters to support ground-based, maritime, airborne, and space-based satellite communication applications.
9.85% Senior Term Loan due 12/31/2029 (SOFR + 5.250%) (G)	$1,450,601	03/01/24	1,246,905	1,178,786
Limited Liability Company Unit (B)	614 uts.	03/01/24	61,400	26,168
			1,308,305	1,204,954
MNS Engineers, Inc.
A consulting firm that provides civil engineering, construction management and land surveying services.
10.00% First Lien Term Loan due 07/30/2027 (SOFR + 5.500%)	$2,328,000	08/09/21	2,305,928	2,328,000
Limited Liability Company Unit (B)	200,000 uts.	08/09/21	200,000	270,000
			2,505,928	2,598,000
Mobile Pro Systems
A manufacturer of creative mobile surveillance systems for real-time monitoring in nearly any environment.
11.00% Second Lien Term Loan due 06/23/2027	$1,207,393	06/27/22	1,197,138	1,207,393
Common Stock (B) (F)	8,235 uts.	06/27/22	823,529	1,680,987
			2,020,667	2,888,380
Music Reports, Inc.
An administrator of comprehensive offering of rights and royalties solutions for music and cue sheet copyrights to music and entertainment customers.
11.53% Incremental Term Loan due 08/21/2026 (SOFR + 6.250%)	$1,630,439	11/05/21	1,617,601	1,530,983
11.53% Term Loan due 08/21/2026 (SOFR + 6.250%)	$1,141,668	08/25/20	1,132,636	1,072,026
			2,750,237	2,603,009
Narda-MITEQ (JFL-Narda Partners, LLC)
A manufacturer of radio frequency and microwave components and assemblies.
10.35% Incremental Term Loan due 12/06/2027 (SOFR + 5.000%) (G)	$2,119,465	12/28/21	1,674,660	1,694,488
10.35% First Lien Term Loan due 11/30/2027 (SOFR + 5.000%)	$1,035,721	12/06/21	1,026,140	1,035,721
Limited Liability Company Unit Class A Preferred (B)	1,614 uts.	12/06/21	161,392	199,577
Limited Liability Company Unit Class B Common (B)	179 uts.	12/06/21	17,932	41,597
			2,880,124	2,971,383
Navia Benefit Solutions, Inc.
A third-party administrator of employee-directed healthcare benefits.
9.35% Term Loan due 02/01/2026 (SOFR + 4.500%)	$2,309,580	02/10/21	2,293,660	2,309,580
9.45% Incremental Term Loan due 02/01/2027 (SOFR + 4.500%)	$1,026,454	11/14/22	1,012,343	1,026,453
			3,306,003	3,336,033
See Notes to Consolidated Financial Statements 21

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
September 30, 2024
(Unaudited)

Corporate Restricted Securities - 102.81%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 96.98%: (C)

Net at Work
An SMB-focused IT service provider specializing in software sales, implementation, managed services and hosting services.
10.35% Term Loan due 09/13/2029 (SOFR + 5.750%) (G)	$3,425,758	9/13/2023	$2,055,888	$2,126,515
Limited Liability Company Unit (B) (F)	66,152 uts.	9/13/2023	66,152	64,829
			2,122,040	2,191,344
Newforma
A leader in Project Information Management software for the construction industry.
11.10% Term Loan due 04/02/2029 (SOFR + 6.500%) (G)	$1,840,840	03/31/23	1,675,840	1,709,858
Limited Liability Company Unit (B)	203,181 uts.	08/15/23	209,327	180,831
			1,885,167	1,890,689
Northstar Recycling
A managed service provider for waste and recycling services, primarily targeting food and beverage end markets.
9.40% Senior Term Loan due 09/30/2027 (SOFR + 4.650%)	$1,516,253	10/01/21	1,501,097	1,516,253

Ocelot Holdco
An electric power services provider that focuses on construction and maintenance services, installing electrical distribution systems and substation infrastructure.
10.00% Term Loan due 10/20/2027	$391,772	10/24/23	391,772	391,772
Preferred Stock	27 shs.	10/24/23	175,706	307,563
Common Stock (I)	21 shs.	10/24/23	—	—
			567,478	699,335
Office Ally (OA TOPCO, LP)
A provider of medical claims clearinghouse software to office-based physician providers and healthcare insurance payers.
9.85% Term Loan due 12/10/2028 (SOFR + 5.000%) (G)	$1,923,849	12/20/21	1,634,411	1,648,942
9.85% Incremental Term Loan due 12/20/2028 (SOFR + 5.000%)	$1,502,819	06/06/24	1,494,024	1,496,057
Limited Liability Company Unit (B)	42,184 uts.	09/29/17	42,184	113,475
			3,170,619	3,258,474
Omega Holdings
A distributor of aftermarket automotive air conditioning products.
9.95% Term Loan due 03/31/2029 (SOFR + 5.000%) (G)	$1,321,600	03/31/22	936,915	953,450

PANOS Brands LLC
A marketer and distributor of branded consumer foods in the specialty, natural, better-for-you, “free from” healthy and gluten-free categories.
Common Stock Class A (B)	772,121 shs.	*	772,121	996,036
* 01/29/16 and 02/17/17.

Parkview Dental Partners
A dental service organization focused in the southwest Florida market.
13.12% Term Loan due 10/12/2029 (SOFR + 8.300%) (G)	$1,904,762	10/20/23	1,216,597	1,212,449
Limited Liability Company Unit (B)	59,524 uts.	10/20/23	595,240	500,597
			1,811,837	1,713,046

See Notes to Consolidated Financial Statements 22

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
September 30, 2024
(Unaudited)

Corporate Restricted Securities - 102.81%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 96.98%: (C)

PB Holdings LLC
A designer, manufacturer and installer of maintenance and repair parts and equipment for industrial customers.
9.76% Term Loan due 03/06/2025 (SOFR + 5.250%)	$1,418,143	03/06/19	$1,416,125	$1,412,471

Pearl Holding Group
A managing general agent that originates, underwrites, and administers non-standard auto insurance policies for carriers in Florida.
11.58% First Lien Term Loan due 12/16/2026 (SOFR + 6.000%)	$3,877,211	12/20/21	3,837,013	3,832,623
Warrant - Class A, to purchase common stock at $.01 per share (B)	1,874 uts.	12/22/21	—	91,208
Warrant - Class B, to purchase common stock at $.01 per share (B)	633 uts.	12/22/21	—	30,808
Warrant - Class CC, to purchase common stock at $.01 per share (B)	65 uts.	12/22/21	—	—
Warrant - Class D, to purchase common stock at $.01 per share (B)	181 uts.	12/22/21	—	8,809
			3,837,013	3,963,448
Pegasus Transtech Corporation
A provider of end-to-end document, driver and logistics management solutions, which enable its customers (carriers, brokers, and drivers) to operate more efficiently, reduce manual overhead, enhance compliance, and shorten cash conversion cycles.
10.85% Term Loan due 11/17/2024 (SOFR + 6.000%)	$2,891,508	11/14/17	2,874,420	2,891,508
10.85% Term Loan due 08/31/2026 (SOFR + 6.000%)	$583,867	09/29/20	577,254	583,867
			3,451,674	3,475,375
Polara (VSC Polara LLC)
A manufacturer of pedestrian traffic management and safety systems, including accessible pedestrian signals, “push to walk” buttons, and related “traffic” control units.
9.50% First Lien Term Loan due 12/03/2027 (SOFR + 4.750%) (G)	$1,529,068	12/03/21	1,294,811	1,310,974
Limited Liability Company Unit (B) (F)	2,963 uts.	12/03/21	296,343	446,410
			1,591,154	1,757,384
Polytex Holdings LLC
A manufacturer of water based inks and related products serving primarily the wall covering market.
13.90% (7.90% PIK) Senior Subordinated Note due 12/31/2024 (D)	$4,732,517	07/31/14	2,159,212	1,618,521
Limited Liability Company Unit (B)	300,485 uts.	07/31/14	300,485	—
Limited Liability Company Unit Class F (B)	75,022 uts.	*	50,322	—
* 09/28/17 and 02/15/18.			2,510,019	1,618,521

Portfolio Group
A provider of professional finance and insurance products to automobile dealerships, delivering a suite of offerings that supplement earnings derived from vehicle transactions.
10.75% First Lien Term Loan due 12/02/2025 (SOFR + 6.000%)	$2,597,350	11/15/21	2,582,300	2,488,261

See Notes to Consolidated Financial Statements 23

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
September 30, 2024
(Unaudited)

Corporate Restricted Securities - 102.81%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 96.98%: (C)

Pro Vision
A leading mobile video technology solutions provider, including vehicle video recording systems, body-worn cameras, data management and cloud based storage solutions for commercial, transit, and public safety organizations.
9.25% Senior Term Loan due 09/19/2029 (SOFR + 4.500%) (G)	$1,882,888	09/23/24	$1,457,467	$1,457,344
Limited Liability Company Unit (B)	451 uts.	09/23/24	45,156	45,089
			1,502,623	1,502,433
Process Insights Acquisition, Inc.
A designer and assembler of highly engineered, mission critical instruments and sensors that provide compositional analyses to measure contaminants and impurities within gases and liquids.
11.35% Term Loan due 06/30/2029 (SOFR + 6.250%) (G)	$1,700,931	07/18/23	1,314,317	1,345,993
Limited Liability Company Unit (B)	66 uts.	07/18/23	66,000	76,258
			1,380,317	1,422,251
ProfitOptics
A software development and consulting company that delivers solutions via its proprietary software development platform, Catalyst.
10.81% Term Loan due 02/15/2028 (SOFR + 5.750%) (G)	$1,684,194	03/15/22	1,529,377	1,548,710
8.00% Senior Subordinated Note due 02/15/2029	$64,516	03/15/22	64,516	58,387
Limited Liability Company Unit (B)	193,548 uts.	03/15/22	129,032	156,774
			1,722,925	1,763,871
Randy's Worldwide
A designer and distributor of automotive aftermarket parts serving the repair/replacement, off-road and racing/performance segments.
11.51% First Lien Term Loan due 10/31/2028 (SOFR + 6.250%) (G)	$482,041	11/01/22	358,810	368,653
Limited Liability Company Unit Class A (B)	133 uts.	12/01/22	13,300	14,383
			372,110	383,036
Recovery Point Systems, Inc.
A provider of IT infrastructure, colocation and cloud based resiliency services.
11.46% Term Loan due 07/31/2026 (SOFR + 6.000%)	$2,709,659	08/12/20	2,692,839	2,709,659
Limited Liability Company Unit (B) (F)	44,803 uts.	03/05/21	44,803	16,129
			2,737,642	2,725,788
Renovation Brands (Renovation Parent Holdings, LLC)
A portfolio of seven proprietary brands that sell various home improvement products primarily through the e-Commerce channel.
10.72% Senior Term Loan due 08/16/2027 (SOFR + 5.500%)	$1,888,350	11/15/21	1,863,787	1,695,738
Limited Liability Company Unit (B)	80,957 uts.	*	80,957	27,525
* 11/15/21 and 08/26/24			1,944,744	1,723,263
RoadOne IntermodaLogistics
A provider of intermodal logistics and solutions including drayage (moving containers at port/rail locations), dedicated trucking services, warehousing, storage, and transloading (unloading, storing, and repackaging freight), among other services.
11.10% First Lien Term Loan due 12/30/2028 (SOFR + 6.250%) (G)	$1,312,468	12/30/22	1,086,824	1,121,090

See Notes to Consolidated Financial Statements 24

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
September 30, 2024
(Unaudited)

Corporate Restricted Securities - 102.81%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 96.98%: (C)

Rock-it Cargo
A provider of specialized international logistics solutions to the music touring, performing arts, live events, fine art and specialty industries.
10.39% Term Loan due 07/31/2026 (SOFR + 5.000%)	$4,897,434	07/30/18	$4,870,351	$4,840,134

Rock Labor
A provider of live entertainment event labor in the United States.
10.66% Term Loan due 09/14/2029 (SOFR + 5.500%) (G)	$833,456	09/14/23	692,727	697,110
Limited Liability Company Unit (B) (F)	$25,455	09/14/23	136,294	168,512
			829,021	865,622
ROI Solutions
Call center outsourcing and end user engagement services provider.
9.95% Senior Term Loan due 08/01/2025 (SOFR + 5.000%)	$1,162,709	07/31/18	1,159,944	1,162,709

RPX Corp
A provider of subscription services that help member companies mitigate the risk of patent disputes and reduce the cost of patent litigation.
10.70% Term Loan due 08/02/2030 (SOFR + 5.500%) (G)	$4,988,760	*	4,411,895	4,409,846
* 10/22/20 and 09/28/21.

Ruffalo Noel Levitz
A provider of enrollment management, student retention and career services, and fundraising management for colleges and universities.
11.31% Term Loan due 05/29/2024 (SOFR + 6.000%)	$2,618,929	01/08/19	2,608,287	2,328,228

Safety Products Holdings, Inc.
A manufacturer of highly engineered safety cutting tools.
10.31% Term Loan due 12/15/2026 (SOFR + 5.250%)	$4,046,890	*	4,019,569	4,006,421
Common Stock (B)	60 shs.	12/16/20	60,667	79,778
* 12/15/20 and 07/24/24.			4,080,236	4,086,199
Sandvine Corporation
A provider of active network intelligence solutions.
2.00% First Lien Term Loan due 06/21/2027	$572,727	06/28/24	123,189	88,773
2.00% First Lien Term Loan due 11/02/2025	$68,845	01/31/24	59,119	10,671
Class A Units (B) (I)	1,397 uts	06/28/24	—	—
Class B Units (B) (I)	4,858 uts	06/28/24	—	—
Class C Units (B) (I)	63,636 uts	06/28/24	—	—
			182,308	99,444
Sara Lee Frozen Foods
A provider of frozen bakery products, desserts and sweet baked goods.
9.85% First Lien Term Loan due 07/30/2025 (SOFR + 4.500%)	$3,625,946	07/27/18	3,616,311	3,502,664

See Notes to Consolidated Financial Statements 25

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
September 30, 2024
(Unaudited)

Corporate Restricted Securities - 102.81%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 96.98%: (C)

SBP Holding LP
A specialty product distribution platform which provides mission-critical products, services, and technical expertise across industrial rubber and fluid power segments.
9.85% Term Loan due 01/31/2028 (SOFR + 5.000%) (G)	$2,489,415	03/27/23	$1,380,005	$1,400,973

Scaled Agile, Inc.
A provider of training and certifications for IT professionals focused on software development.
10.20% Term Loan due 12/15/2027 (SOFR + 5.500%)	$2,973,534	12/16/21	2,937,796	2,676,181

SEKO Worldwide, LLC
A third-party logistics provider of ground, ocean, air and home delivery forwarding services.
10.34% Term Loan due 12/30/2026 (SOFR + 5.000%) (D)	$3,429,848	12/30/20	3,397,415	2,239,691
10.34% Super Senior Revolving Credit Facility due 12/30/2026 (SOFR + 5.000%) (G)	$58,796	06/21/24	42,314	43,347
			3,439,729	2,283,038
Smart Bear
A provider of web-based tools for software development, testing and monitoring.
12.85% Second Lien Term Loan due 11/10/2028 (SOFR + 7.500%)	$3,500,000	03/02/21	3,446,313	3,500,000

Smartling, Inc.
A provider in SaaS-based translation management systems and related translation services.
9.00% Term Loan due 10/26/2027 (SOFR + 4.500%) (G)	$3,414,559	11/03/21	3,173,535	3,208,676

smartShift Technologies
A provider of technology-enabled services for the SAP ERP ecosystem.
11.08% First Lien Term Loan due 09/30/2029 (SOFR + 5.750%) (G)	$3,088,782	09/01/23	2,685,869	2,740,095
Common Stock (B)	58 shs.	09/01/23	58,000	90,872
			2,743,869	2,830,967
Spatco
A provider of mission-critical services to maintain, test, inspect, certify, and install fueling station infrastructure.
10.28% Senior Term Loan due 07/23/2030 (SOFR + 5.000%) (G)	$3,423,785	07/23/24	2,369,402	2,367,215
Limited Liability Company Unit (B) (F)	95,980 uts.	07/23/24	95,980	95,980
			2,465,382	2,463,195
Stackline
An e-commerce data company that tracks products sold through online retailers.
13.00% Term Loan due 07/30/2028 (SOFR + 6.500%)	$4,767,047	07/29/21	4,729,708	4,767,046
Common Stock (B)	2,720 shs.	07/30/21	85,374	142,093
			4,815,082	4,909,139

See Notes to Consolidated Financial Statements 26

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
September 30, 2024
(Unaudited)

Corporate Restricted Securities - 102.81%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 96.98%: (C)

Standard Elevator Systems
A scaled manufacturer of elevator components combining four elevator companies, Standard Elevator Systems, EMI Porta, Texacone, and ZZIPCO.
10.89% First Lien Term Loan due 12/02/2027 (SOFR + 5.750%) (G)	$2,510,267	12/02/21	$2,222,738	$2,083,572
10.77% Incremental Term Loan due 12/02/2027 (SOFR + 5.750%)	$971,791	04/02/24	954,997	907,653
			3,177,735	2,991,225
Stratus Unlimited
A nationwide provider of brand implementation services, including exterior and interior signage, refresh and remodel, and facility maintenance and repair.
10.91% Term Loan due 06/08/2027 (SOFR + 5.500%) (G)	$1,849,924	07/02/21	1,715,832	1,724,594
10.63% Incremental Term Loan due 06/30/2027 (SOFR + 5.250%) (G)	$1,491,215	06/07/24	751,976	752,025
Limited Liability Company Unit (B)	149 uts.	06/30/21	149,332	167,014
			2,617,140	2,643,633
SVI International, Inc.
A supplier of aftermarket repair parts and accessories for automotive lifts, automotive shop equipment, and other specialty equipment (hospital bed lifts, boat lifts, etc.).
12.07% First Lien Term Loan due 03/31/2030 (SOFR + 6.750%) (G)	$2,366,584	03/04/24	1,878,266	1,878,441
Limited Liability Company Unit (B) (F)	623,762 shs.	03/04/24	623,762	617,524
			2,502,028	2,495,965
Tank Holding
A manufacturer of proprietary rotational molded polyethylene and steel storage tanks and containers.
10.50% Term Loan due 03/31/2028 (SOFR + 5.750%) (G)	$978,482	03/31/22	952,929	949,707
10.95% Incremental Term Loan due 03/31/2028 (SOFR + 6.000%) (G)	$449,576	05/22/23	364,793	367,769
			1,317,722	1,317,476
Team Air (Swifty Holdings LLC)
A leading HVAC wholesale distributor headquartered in Nashville, Tennessee.
12.00% Senior Subordinated Note due 05/02/2030	$2,100,000	05/25/23	2,066,205	2,058,000
12.00% Senior Subordinated Note due 08/31/2027	$408,333	08/30/24	400,405	400,167
Limited Liability Company Unit (B) (F)	1,678,165 uts.	*	1,672,601	1,644,601
* 05/25/23 and 08/30/24.			4,139,211	4,102,768
Tencarva Machinery Company
A distributor of mission critical, engineered equipment, replacement parts and services in the industrial and municipal end-markets.
9.75% Senior Term Loan due 12/20/2027 (SOFR + 5.000%) (G)	$4,020,431	12/20/21	3,363,607	3,331,383

Terrybear
A designer and wholesaler of cremation urns and memorial products for people and pets.
10.00% (4.00% PIK) Term Loan due 04/27/2028	$1,976,765	04/29/22	1,955,390	1,862,113
Limited Liability Company Unit (B) (F)	170,513 uts.	04/29/22	1,671,026	956,577
			3,626,416	2,818,690

See Notes to Consolidated Financial Statements 27

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
September 30, 2024
(Unaudited)

Corporate Restricted Securities - 102.81%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 96.98%: (C)

The Caprock Group (aka TA/TCG Holdings, LLC)
A wealth manager focused on ultra-high-net-worth individuals, who have $25-30 million of investable assets on average.
13.14% Holdco PIK Note due 10/21/2028 (SOFR + 7.750%)	$2,608,780	10/28/21	$2,581,666	$2,593,128
9.20% Term Loan due 12/15/2027 (SOFR + 4.250%) (G)	$904,180	12/21/21	680,027	689,145
			3,261,693	3,282,273
The Hilb Group, LLC
An insurance brokerage platform that offers insurance and benefits programs to middle-market companies throughout the Eastern seaboard.
10.70% Term Loan due 09/30/2026 (SOFR + 5.750%)	$3,363,234	*	3,336,740	3,358,862
* 12/02/19 and 12/10/20.

The Octave Music Group, Inc. (fka TouchTunes)
A global provider of digital music and media and introduced the play-for-play digital jukebox in 1998.
Limited Liability Company Unit (B)	51,282 uts.	04/01/22	51,282	177,436

Therma-Stor Holdings LLC
A designer and manufacturer of dehumidifiers and water damage restoration equipment for residential and commercial applications.
Limited Liability Company Unit (B) (I)	39,963 uts.	11/30/17	—	27,633

Tipco Technologies
A fluid solution supplier for industrial, hydraulic and high-purity applications.
9.60% Term Loan due 09/03/2027 (SOFR + 5.000%) (G)	1,208,874	09/03/24	489,214	488,751

Trident Maritime Systems
A leading provider of turnkey marine vessel systems and solutions for government and commercial new ship construction as well as repair, refurbishment, and retrofit markets worldwide.
10.25% Term Loan due 02/19/2026 (SOFR + 5.500%)	$3,379,233	02/25/21	3,355,535	3,237,305
10.25% Incremental Term Loan due 03/31/2027 (SOFR + 5.500%)	$157,651	10/19/23	155,110	151,029
			3,510,645	3,388,334
Trintech, Inc.
An international provider of core, cloud-based financial close software.
10.35% Term Loan due 07/25/2029 (SOFR + 5.500%) (G)	$3,475,625	07/25/23	3,213,429	3,233,797

Turnberry Solutions, Inc.
A provider of technology consulting services.
10.70% Term Loan due 07/30/2026 (SOFR + 5.750%)	$3,287,809	07/29/21	3,263,790	3,287,809

USA Industries
A manufacturer and supplier of piping isolation & testing products, tube plugs, flow measurement orifice plates, and heat exchanger tools which are sold or rented to customers.
12.75% Term Loan due 06/30/2029	$1,161,851	03/14/24	1,146,342	1,147,793

See Notes to Consolidated Financial Statements 28

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
September 30, 2024
(Unaudited)

Corporate Restricted Securities - 102.81%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 96.98%: (C)

U.S. Legal Support, Inc.
A provider of court reporting, record retrieval and other legal supplemental services.
10.50% Term Loan due 11/12/2024 (SOFR + 5.750%)	$4,213,426	*	$4,194,727	$4,137,584
* 11/29/18 and 03/25/19.

VitalSource
A provider of digital fulfillment software for the higher education sector.
10.52% Term Loan due 06/01/2028 (SOFR + 5.500%)	$3,246,528	06/01/21	3,212,526	3,246,528
Limited Liability Company Unit (B) (F)	3,837 uts.	06/01/21	38,367	69,022
			3,250,893	3,315,550
VP Holding Company
A provider of school transportation services for special-needs and homeless children in Massachusetts and Connecticut.
11.41% First Lien Term Loan due 12/31/2025 (SOFR + 6.250%)	$4,348,557	05/17/18	4,339,407	4,283,329

Warner Pacific Insurance Services
A wholesale insurance broker focused on employee benefits.
10.95% Term Loan due 12/27/2027 (SOFR + 6.250%) (G)	$1,777,090	08/01/23	876,530	902,640

Westminster Acquisition LLC
A manufacturer of premium, all-natural oyster cracker products sold under the Westminster and Olde Cape Cod brands.
Limited Liability Company Unit (B) (F)	751,212 uts.	08/03/15	751,212	75,121

Whitcraft Holdings, Inc.
A leading supplier of highly engineered components for commercial and military aircraft engines.
11.10% First Lien Term Loan due 02/15/2029 (SOFR + 6.500%) (G)	$1,916,434	02/15/23	1,738,155	1,794,038
Limited Liability Company Unit (B)	8,412 uts.	02/15/23	84,116	113,557
			1,822,271	1,907,595
Woodland Foods, Inc.
A provider of specialty dry ingredients such as herbs & spices, rice & grains, mushrooms & truffles, chilies, and other ingredients to customers within the industrial, foodservice, and retail end-markets.
10.67% Term Loan due 11/30/2027 (SOFR+ 5.500%) (G)	$2,450,977	12/01/21	2,230,870	2,232,221
10.67% Term Loan due 12/01/2027 (SOFR+ 5.500%)	$189,628	04/09/24	186,334	187,732
Limited Liability Company Unit (B) (F)	303 uts.	09/29/17	303,379	188,784
Limited Liability Company Unit Preferred (B) (F)	66 uts.	09/29/17	67,385	73,131
			2,787,968	2,681,868
World 50, Inc.
A provider of exclusive peer-to-peer networks for C-suite executives at leading corporations.
10.60% Term Loan due 03/22/2030 (SOFR + 5.750%) (G)	$3,483,352	03/22/24	3,275,043	3,282,143

See Notes to Consolidated Financial Statements 29

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
September 30, 2024
(Unaudited)

Corporate Restricted Securities - 102.81%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 96.98%: (C)

Worldwide Electric Corporation
Develops, produces, and distributes electric motors, gear reducers, motor controls, generators, and frequency converters.
10.35% Term Loan due 10/03/2029 (SOFR + 5.750%) (G)	$1,968,851	10/03/22	$1,691,433	$1,692,840

Ziyad
An end-to-end importer, brand manager, value-added processor, and distributor of Middle Eastern and Mediterranean foods.
10.25% First Lien Term Loan due 02/09/2028 (SOFR + 5.500%) (G)	$2,050,465	02/09/22	1,869,125	1,858,445
10.25% Incremental Term Loan due 02/09/2028 (SOFR + 5.500%) (G)	$1,326,464	08/31/23	1,303,919	1,304,710
Limited Liability Company Unit (B) (F)	65 uts.	02/09/22	65,036	79,993
			3,238,080	3,243,148

Total Private Placement Investments (E)			$320,445,352	$339,798,214
See Notes to Consolidated Financial Statements 30

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
September 30, 2024
(Unaudited)

Corporate Restricted Securities - 102.81%: (A)	Interest Rate	Maturity Date	Principal Amount	Cost	Market Value

Rule 144A Securities - 5.83%: (H)

Bonds - 5.83%
AOC, LLC	6.625	10/15/2029	$140,000	$126,525	$136,170
Carriage Purchaser Inc.	7.875	10/15/2029	1,250,000	1,004,437	1,161,685
Consolidated Communications Holdings	6.500	10/01/2028	1,250,000	1,178,880	1,180,259
County of Gallatin MT	11.500	09/01/2027	680,000	680,000	708,686
CSC Holdings LLC	5.000	11/15/2031	1,250,000	1,077,645	617,726
Frontier Communications	8.750	05/15/2030	387,000	387,000	412,412
Herbalife	12.250	04/15/2029	915,000	890,194	912,038
Inmarsat Finance PLC	9.000	09/15/2029	1,060,000	1,059,377	1,025,799
Liberty Cablevision of Puerto Rico	6.750	10/15/2027	1,250,000	1,152,049	1,143,785
LifePoint Health	11.000	10/15/2030	1,000,000	1,042,082	1,128,386
New Enterprise Stone & Lime Co Inc.	9.750	07/15/2028	1,000,000	970,534	1,021,503
PRA Group	8.875	01/31/2030	1,750,000	1,765,006	1,822,471
Prime Security Services, LLC	6.250	01/15/2028	1,200,000	1,124,499	1,200,323
Prince	9.000	02/15/2030	1,260,000	1,105,732	1,177,079
Radiology Partners, Inc	9.781	02/15/2030	1,500,000	1,421,371	1,417,500
Sabre Global	8.625	06/01/2027	1,250,000	1,186,810	1,229,530
Scientific Games Holdings LP	6.625	03/01/2030	960,000	960,000	952,752
Staples	10.750	09/01/2029	1,500,000	1,456,875	1,454,871
Terrier Media Buyer, Inc.	8.875	12/15/2027	825,000	803,789	482,625
Wilsonart	11.000	08/15/2032	1,250,000	1,233,029	1,250,376
Total Bonds				20,625,834	20,435,976

Common Stock - 0.00%
TherOX, Inc. (B)			6 shs	—	—
Touchstone Health Partnership (B)			1,168 shs	—	—
Total Common Stock				—	—

Total Rule 144A Securities				$20,625,834	$20,435,976

Total Corporate Restricted Securities				$341,071,186	$360,234,190

See Notes to Consolidated Financial Statements 31

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
September 30, 2024
(Unaudited)

Corporate Public Securities - 3.38%: (A)	LIBOR Spread	Interest Rate	Maturity Date	Principal Amount	Cost	Market Value

Bank Loans - 2.69%
Aretec Group Inc	4.000	9.201	08/09/30	$1,840,749	$1,803,934	$1,801,117
C&W Communications	2.250	6.990	01/31/28	1,250,000	1,228,125	1,234,200
Clear Channel Worldwide Holdings	—	7.500	08/31/27	1,000,000	991,717	992,500
ICP Group	3.750	8.615	12/29/27	1,250,000	1,040,113	1,085,162
Mcafee	7.000	12.376	07/27/28	679,500	285,362	252,094
Medimpact Holdings Inc	7.250	12.195	03/31/28	1,273,989	1,154,189	1,248,510
Precisely	4.000	9.514	04/24/28	1,240,409	1,230,356	1,205,529
Syncsort Incorporated	7.250	12.764	04/23/29	444,444	442,476	413,889
Wilsonart	4.250	8.854	07/25/31	1,207,293	1,189,561	1,193,204
Total Bank Loans					9,365,833	9,426,205

Bonds - 0.69%
Bausch & Lomb	—	9.000	01/30/28	1,068,000	1,034,878	1,058,511
Nielsen	—	9.290	04/15/29	1,373,000	1,348,114	1,344,922
Total Bonds					2,382,992	2,403,433

Common Stock - 0.00%
Chase Packaging Corporation (B)				9,541 shs	—	1,794
Total Common Stock					—	1,794

Total Corporate Public Securities					$11,748,825	$11,831,432

Total Investments		106.19%			$352,820,011	$372,065,622
Other Assets		4.75				16,641,866
Liabilities		(10.94)				(38,324,370)
Total Net Assets		100.00%				$350,383,118
(A)    In each of the convertible note, warrant, convertible preferred and common stock investments, the issuer has agreed to provide certain registration rights.
(B)    Non-income producing security.
(C)    Security valued at fair value using methods determined in good faith by or under the direction of the Board of Trustees.
(D)    Defaulted security; interest not accrued.
(E)    Illiquid securities. As of September 30, 2024, the value of these securities amounted to $339,798,214 or 96.98% of net assets.
(F)    Held in CI Subsidiary Trust.
(G)    A portion of these securities contain unfunded commitments. As of September 30, 2024, total unfunded commitments amounted to $25,136,761 and had unrealized appreciation of $88,396 or 0.03% of net assets. See Note 7.
(H)    Security exempt from registration under Rule 144a of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers.
(I)    Security received at zero cost through a restructuring of previously held debt or equity securities.

PIK - Payment-in-kind
SOFR - Secured Overnight Financing Rate

See Notes to Consolidated Financial Statements 32

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
September 30, 2024
(Unaudited)

Industry Classification:	Fair Value/ Market Value

AEROSPACE & DEFENSE - 5.34%
Accurus Aerospace	$947,841
Applied Aerospace Structures Corp.	927,377
Bridger Aerospace	1,069,010
Compass Precision	3,674,915
CTS Engines	2,613,816
Mission Microwave	1,204,954
Narda-MITEQ (JFL-Narda Partners, LLC)	2,971,383
Trident Maritime Systems	3,388,334
Whitcraft Holdings, Inc.	1,907,595
18,705,225
AIRLINES - 1.67%
Aero Accessories	2,386,104
Echo Logistics	3,470,156
5,856,260
AUTOMOTIVE - 3.56%
Aurora Parts & Accessories LLC (d.b.a Hoosier)	849,732
BBB Industries LLC - DBA (GC EOS Buyer Inc.)	997,302
EFC International	2,950,477
JF Petroleum Group	1,364,846
Omega Holdings	953,450
Randy's Worldwide	383,036
Spatco	2,463,195
SVI International, Inc.	2,495,965
12,458,003
BROKERAGE, ASSET MANAGERS & EXCHANGES - 2.41%
Aretec Group Inc	1,801,117
The Caprock Group	3,282,273
The Hilb Group, LLC	3,358,862
8,442,252
BUILDING MATERIALS - 2.00%
Decks Direct	3,552,356
New Enterprise Stone & Lime Co Inc.	1,021,503
Wilsonart	2,443,580
7,017,439
CABLE & SATELLITE - 0.80%
CSC Holdings LLC	617,726
Inmarsat Finance PLC	1,025,799
Liberty Cablevision of Puerto Rico	1,143,785
2,787,310

Industry Classification:	Fair Value/ Market Value

CHEMICALS - 2.34%
Americo Chemical Products	$964,554
ICP Group	1,085,162
Kano Laboratories LLC	3,351,987
Polytex Holdings LLC	1,618,521
Prince	1,177,079
8,197,303

CONSUMER CYCLICAL SERVICES - 6.21%
CJS Global	1,917,143
LYNX Franchising	4,710,994
Magnolia Wash Holdings (Express Wash Acquisition Company, LLC)	1,037,270
Mobile Pro Systems	2,888,380
Prime Security Services, LLC	1,200,323
ROI Solutions	1,162,709
Staples	1,454,871
Team Air (Swifty Holdings LLC)	4,102,768
Turnberry Solutions, Inc.	3,287,809
21,762,267
CONSUMER PRODUCTS - 3.04%
AMS Holding LLC	49,550
Elite Sportswear Holding, LLC	617,961
Handi Quilter Holding Company (Premier Needle Arts)	202,628
Ice House America	1,791,260
Jones Fish	3,446,402
Renovation Brands (Renovation Parent Holdings, LLC)	1,723,263
Terrybear	2,818,690
10,649,754
DIVERSIFIED MANUFACTURING - 5.91%
AOC, LLC	136,170
Energy Acquisition Company, Inc.	1,393,500
F G I Equity LLC	3,552,633
HTI Technology & Industries Inc	1,502,039
MNS Engineers, Inc.	2,598,000
Process Insights Acquisition, Inc.	1,422,251
Safety Products Holdings, Inc.	4,086,199
Standard Elevator Systems	2,991,225
Tank Holding	1,317,476
Therma-Stor Holdings LLC	27,633
Worldwide Electric Corporation	1,692,840
20,719,966

See Notes to Consolidated Financial Statements 33

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
September 30, 2024
(Unaudited)

Industry Classification:	Fair Value/ Market Value

ELECTRIC - 1.86%
Cascade Services	$1,600,662
Dwyer Instruments, Inc.	3,424,644
Pro Vision	1,502,433
6,527,739

ENVIRONMENTAL - 1.04%
ENTACT Environmental Services, Inc.	2,125,285
Northstar Recycling	1,516,253
3,641,538
FINANCIAL COMPANIES - 0.71%
Portfolio Group	2,488,261

FINANCIAL OTHER - 2.26%
Coduet Royalty Holdings, LLC	598,109
Cogency Global	3,252,222
Fortis Payments, LLC	2,232,477
PRA Group	1,822,471
7,905,279

FOOD & BEVERAGE - 3.61%
California Custom Fruits & Flavors	440,214
Del Real LLC	800,667
Herbalife	912,038
PANOS Brands LLC	996,036
Sara Lee Frozen Foods	3,502,664
Westminster Acquisition LLC	75,121
Woodland Foods, Inc.	2,681,868
Ziyad	3,243,148
12,651,756
GAMING - 0.27%
Scientific Games Holdings LP	952,752

HEALTHCARE - 8.86%
Cadence, Inc.	3,017,908
Cloudbreak	3,308,823
Ellkay	1,259,053
GD Dental Services LLC	302,243
Golden Ceramic Dental Lab	2,696,892
Heartland Veterinary Partners	4,329,481
HemaSource, Inc.	1,710,619
Home Care Assistance, LLC	1,630,993
Illumifin	755,146
ISTO Biologics	1,192,197
LifePoint Health	1,128,386
Navia Benefit Solutions, Inc.	3,336,033

Industry Classification:	Fair Value/ Market Value

Office Ally (OA TOPCO, LP)	$3,258,474
Parkview Dental Partners	1,713,046
Radiology Partners, Inc	1,417,500
31,056,794

HEALTH INSURANCE - 0.26%
Warner Pacific Insurance Services	902,640

INDUSTRIAL OTHER - 15.47%
BKF Engineers	1,033,746
Caldwell & Gregory LLC	2,572,500
Concept Machine Tool Sales, LLC	1,084,417
E.S.P. Associates, P.A.	614,550
Gojo Industries	1,264,259
Kings III	1,648,850
Madison Indoor Air Solutions	27,754,962
Media Recovery, Inc.	2,056,692
Ocelot Holdco	699,335
Polara (VSC Polara LLC)	1,757,384
ProcessBarron (Process Equipment, Inc. / PB Holdings, LLC)	1,412,471
SBP Holding LP	1,400,973
Stratus Unlimited	2,643,633
Tencarva Machinery Company	3,331,383
Tipco Technologies	488,751
USA Industries	1,147,793
World 50, Inc.	3,282,143
54,193,842

LOCAL AUTHORITY - 0.85%
LeadsOnline	2,977,249

MEDIA & ENTERTAINMENT - 3.55%
Advantage Software	126,020
ASC Communications, LLC (Becker's Healthcare)	669,667
BrightSign	3,078,530
Clear Channel Worldwide Holdings	992,500
DistroKid	4,380,251
Music Reports, Inc.	2,603,009
Rock Labor	865,622
Terrier Media Buyer, Inc.	482,625
The Octave Music Group, Inc. (fka TouchTunes)	177,436
13,375,660

See Notes to Consolidated Financial Statements 34

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
September 30, 2024
(Unaudited)

Industry Classification:	Fair Value/ Market Value

PACKAGING - 1.34%
ASC Holdings, Inc.	$227,706
Brown Machine LLC	1,540,156
Chase Packaging Corporation	1,794
Diversified Packaging	1,994,774
Five Star Holding, LLC	925,926
4,690,356

PHARMACEUTICALS - 0.66%
Bausch & Lomb	1,058,511
Medimpact Holdings Inc	1,248,510
2,307,021

PROPERTY AND CASUALTY - 1.13%
Pearl Holding Group	3,963,448

TECHNOLOGY - 22.82%
1WorldSync, Inc.	4,798,905
AdaCore Inc	1,594,091
Audio Precision	3,370,192
Best Lawyers (Azalea Investment Holdings, LLC)	3,172,838
CAi Software	4,573,830
Cash Flow Management	1,774,444
CloudWave	3,480,806
Coherus Biosciences	584,280
Command Alkon	76,661
Comply365	1,309,330
DataServ	395,675
EFI Productivity Software	2,582,450
Follett School Solutions	3,401,447
GraphPad Software, Inc.	322,671
i-Sight	869,944
Mcafee	252,094
Net at Work	2,191,344
Newforma	1,890,689
Nielsen	1,344,922
Precisely	1,205,529

Industry Classification:	Fair Value/ Market Value

ProfitOptics	$1,763,871
Recovery Point Systems, Inc.	2,725,788
RPX Corp	4,409,846
Ruffalo Noel Levitz	2,328,228
Sabre Global	1,229,530
Sandvine Corporation	99,444
Scaled Agile, Inc.	2,676,181
Smart Bear	3,500,000
Smartling, Inc.	3,208,676
smartShift Technologies	2,830,967
Stackline	4,909,139
Syncsort Incorporated	413,889
Trintech, Inc.	3,233,797
U.S. Legal Support, Inc.	4,137,584
VitalSource	3,315,550
79,974,632

TELECOM - WIRELINE INTEGRATED & SERVICES - 0.81%
Frontier Communications	412,412
C&W Communications	1,234,200
Consolidated Communications Holdings	1,180,259
2,826,871
TRANSPORTATION SERVICES - 7.14%
AIT Worldwide Logistics, Inc.	3,552,144
Carriage Purchaser Inc.	1,161,685
eShipping	2,064,916
FragilePAK	2,252,294
Pegasus Transtech Corporation	3,475,375
RoadOne IntermodaLogistics	1,121,090
Rock-it Cargo	4,840,134
SEKO Worldwide, LLC	2,283,038
VP Holding Company	4,283,329
25,034,005
Total Investments - 106.19%
(Cost - $352,820,011)	$372,065,622

See Notes to Consolidated Financial Statements 35

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Barings Corporate Investors
(Unaudited)

1. History
Barings Corporate Investors (the “Trust”) commenced operations in 1971 as a Delaware corporation. Pursuant to an Agreement and Plan of Reorganization dated November 14, 1985, approved by shareholders, the Trust was reorganized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts, effective November 28, 1985.
The Trust is a diversified closed-end management investment company. Barings LLC (“Barings”), a wholly-owned indirect subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”), acts as its investment adviser. The Trust’s investment objective is to maintain a portfolio of securities providing a current yield and, when available, an opportunity for capital gains. The Trust’s principal investments are privately placed, below-investment grade, long-term debt obligations including bank loans and mezzanine debt instruments. Such direct placement securities may, in some cases, be accompanied by equity features such as common stock, preferred stock, warrants, conversion rights, or other equity features. The Trust typically purchases these investments, which are not publicly tradable, directly from their issuers in private placement transactions. These investments are typically made to small or middle market companies. In addition, the Trust may invest, subject to certain limitations, in marketable debt securities (including high yield and/or investment grade securities) and marketable common stocks. Below-investment grade or high yield securities have predominantly speculative characteristics with respect to the capacity of the issuer to pay interest and repay capital.
On January 27, 1998, the Board of Trustees authorized the formation of a wholly-owned subsidiary of the Trust (“CI Subsidiary Trust”) for the purpose of holding certain investments. The results of CI Subsidiary Trust are consolidated in the accompanying financial statements. Footnote 2.D below discusses the Federal tax consequences of the CI Subsidiary Trust.
2. Significant Accounting Policies
The following is a summary of significant accounting policies followed consistently by the Trust in the preparation of its consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).
The Trustees have determined that the Trust is an investment company in accordance with Accounting Standards Codification (“ASC”) 946, Financial Services – Investment Companies, for the purpose of financial reporting.
A. Fair Value Measurements:
Under U.S. GAAP, fair value represents the price that should be received to sell an asset (exit price) in an orderly transaction between willing market participants at the measurement date.
Determination of Fair Value
The net asset value (“NAV”) of the Trust’s shares is determined as of the close of business on the last business day of each quarter, as of the date of any distribution, and at such other times as Barings, as the Trust’s valuation designee under Rule 2a-5 of the 1940 Act, shall determine the fair value of the Trust’s investments, subject to the general oversight of the Board.
Barings has established a Pricing Committee which is responsible for setting the guidelines used in fair valuation and ensuring that those guidelines are being followed. Barings considers all relevant factors that are reasonably available, through either public information or information directly available to Barings, when determining the fair value of a security. Barings reports to the Board each quarter regarding the valuation of each portfolio security in accordance with the procedures and guidelines referred to above, which include the relevant factors referred to below. The consolidated financial statements include private placement restricted securities valued at $339,798,214 (96.98% of net assets) as of September 30, 2024, the values of which have been estimated by Barings based on the process described above in the absence of readily ascertainable market values. Due to the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.
Independent Valuation Process
The fair value of bank loans and equity investments that are unsyndicated or for which market quotations are not readily available, including middle-market bank loans, will be submitted to an independent provider to perform an independent valuation on those bank loans and equity investments as of the end of each quarter. Such bank loans and equity investments will be held at cost until such time as they are sent to the valuation provider for an initial valuation subject to override by the Adviser should it determine that there have been material changes in interest rates and/or the credit quality of the issuer. The independent valuation provider applies various methods (synthetic rating analysis, discounting cash flows, and re-underwriting analysis) to establish the rate of return a market participant would require (the “discount rate”) as of the valuation date, given market conditions, prevailing lending standards and the

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Corporate Investors
(Unaudited)
perceived credit quality of the issuer. Future expected cash flows for each investment are discounted back to present value using these discount rates in the discounted cash flow analysis. A range of value will be provided by the valuation provider and the Adviser will determine the point within that range that it will use in making valuation determinations. The Adviser will use its internal valuation model as a comparison point to validate the price range provided by the valuation provider. If the Advisers’ Pricing Committee disagrees with the price range provided, it may make a fair value determination that is outside of the range provided by the independent valuation provider, such determination to be reported to the Trustees in the Adviser’s quarterly reporting to the Board. In certain instances, the Trust may determine that it is not cost-effective, and as a result is not in the shareholders’ best interests, to request the independent valuation firm to perform the Procedures on certain investments. Such instances include, but are not limited to, situations where the fair value of the investment in the portfolio company is determined to be insignificant relative to the total investment portfolio.
Following is a description of valuation methodologies used for assets recorded at fair value:
Corporate Public Securities at Fair Value – Bank Loans, Corporate Bonds, Preferred Stocks and Common Stocks
The Trust uses external independent third-party pricing services to determine the fair values of its Corporate Public Securities. At September 30, 2024, 100% of the carrying value of these investments was from external pricing services. In the event that the primary pricing service does not provide a price, the Trust utilizes the pricing provided by a secondary pricing service.
Public debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust’s pricing services use multiple valuation techniques to determine fair value. In instances where significant market activity exists, the pricing services may utilize a market based approach through which quotes from market makers are used to determine fair value. In instances where significant market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal underlying prepayments, collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.
The Trust’s investments in bank loans are normally valued at the bid quotation obtained from dealers in loans by an independent pricing service in accordance with the Trust’s valuation policies and procedures approved by the Trustees.
 Public equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sales price of that day.
At least annually, Barings conducts reviews of the primary pricing vendors to validate that the inputs used in that vendors’ pricing process are deemed to be market observable as defined in the standard. While Barings is not provided access to proprietary models of the vendors, the reviews have included on-site walk-throughs of the pricing process, methodologies and control procedures for each asset class and level for which prices are provided. The reviews also include an examination of the underlying inputs and assumptions for a sample of individual securities across asset classes, credit rating levels and various durations. In addition, the pricing vendors have an established challenge process in place for all security valuations, which facilitates identification and resolution of prices that fall outside expected ranges. Barings believes that the prices received from the pricing vendors are representative of prices that would be received to sell the assets at the measurement date (exit prices) and are classified appropriately in the hierarchy.
Corporate Restricted Securities at Fair Value – Bank Loans, Corporate Bonds
The fair value of certain notes is determined using an internal model that discounts the anticipated cash flows of those notes using a specific discount rate. Changes to that discount rate are driven by changes in general interest rates, probabilities of default and credit adjustments. The discount rate used within the models to discount the future anticipated cash flows is considered a significant unobservable input. Increases/(decreases) in the discount rate would result in a (decrease)/increase to the notes’ fair value.
The fair value of certain distressed notes is based on an enterprise waterfall methodology which is discussed in the equity security valuation section below.
Corporate Restricted Securities at Fair Value – Common Stock, Preferred Stock and Partnerships & LLC’s
The fair value of equity securities is determined using an enterprise waterfall methodology. Under this methodology, the enterprise value of the company is first estimated and that value is then allocated to the company’s outstanding debt and equity securities based on the documented priority of each class of securities in the capital structure. Generally, the waterfall proceeds from senior debt, to senior and junior subordinated debt, to preferred stock, then finally common stock.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Corporate Investors
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To estimate a company’s enterprise value, the company’s trailing twelve months earnings before interest, taxes, depreciation and amortization (“EBITDA”) is multiplied by a valuation multiple.
Both the company’s EBITDA and valuation multiple are considered significant unobservable inputs. Increases/ (decreases) to the company’s EBITDA and/or valuation multiple would result in increases/ (decreases) to the equity value.
Short-Term Securities
Short-term securities with more than sixty days to maturity are valued at fair value, using external independent third-party services. Short-term securities, of sufficient credit quality, having a maturity of sixty days or less are valued at amortized cost, which approximates fair value.
New Accounting Pronouncement
In March 2020, the FASB issued Accounting Standards Update, 2020-04, Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”). The amendments in ASU 2020-04 provide optional expedients and exceptions for applying U.S. GAAP to contracts, hedging relationships and other transactions affected by reference rate reform if certain criteria are met. ASU 2020-04 is effective for all entities as of March 12, 2020 through December 31, 2022. In December 2022, the FASB issued Accounting Standards Update 2022-06, Reference Rate Reform (Topic 848): Deferral of the Sunset Date of Topic 848, which deferred the sunset day of this guidance to December 31, 2024. The Trust has evaluated the guidance and does not expect a significant impact on its consolidated financial statements.
In June 2022, the FASB issued Accounting Standards Update, 2022-03, Fair Value Measurement (Topic 820), which affects all entities that have investments in equity securities measured at fair value that are subject to a contractual sale restriction ("ASU 2022-03"). The amendments in ASU 2022-03 clarify that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring the fair value. The amendments also require additional disclosures for equity securities subject to contractual sale restrictions that are measured at fair value in accordance with Topic 820. The effective date for the amendments in ASU 2022-03 is for fiscal years beginning after December 15, 2023 and interim periods within those fiscal years. At this time, management is evaluating the implications of these changes on the Trust’s financial statements.

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Fair Value Hierarchy
The Trust categorizes its investments measured at fair value in three levels, based on the inputs and assumptions used to determine fair value. These levels are as follows:
Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Trust’s own assumptions in determining the fair value of investments)
The following table summarizes the levels in the fair value hierarchy into which the Trust’s financial instruments are categorized as of September 30, 2024.
The fair values of the Trust’s investments disaggregated into the three levels of the fair value hierarchy based upon the lowest level of significant input used in the valuation as of September 30, 2024 are as follows:

Assets:	Total	Level 1	Level 2	Level 3
Restricted Securities
Corporate Bonds	$22,282,202	$—	$20,435,976	$1,846,226
Bank Loans	285,086,178	—	99,444	284,986,734
Common Stock - U.S.	5,320,617	—	—	5,320,617
Preferred Stock	1,247,324	—	—	1,247,324
Partnerships and LLCs	46,297,869	—	—	46,297,869
Public Securities
Bank Loans	9,426,205	—	9,426,205	—
Common Stock	1,794	1,794	—	—
Total	$372,065,622	$1,794	$32,365,058	$339,698,770
See information disaggregated by security type and industry classification in the Unaudited Consolidated Schedule of Investments.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Corporate Investors
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Quantitative Information about Level 3 Fair Value Measurements
The following table represents quantitative information about Level 3 fair value measurements as of September 30, 2024.

	Fair Value	Valuation Technique	Unobservable Inputs	Range	Weighted*
Bank Loans	$251,751,313	Income Approach	Implied Spread	8.0% - 21.8%	10.9%
	$6,088,200	Market Approach	Revenue Multiple	0.7x - 9.0x	7.9x
	$3,429,956	Market Approach	Earnings Multiple	7.5x - 9.5x	8.1x
Corporate Bonds	$1,618,521	Market Approach	Revenue Multiple	0.2x	0.2x
	$227,706	Market Approach	Earnings Multiple	5.5x	5.5x
Equity Securities**	$48,851,674	Enterprise Value Waterfall Approach	Valuation Multiple	2.5x - 32.0x	12.7x
	$1,233,597	Market Approach	Revenue Multiple	0.7x - 9.5x	4.9x
Certain of the Trust’s Level 3 equity securities investments may be valued using unadjusted inputs that have not been internally developed by the Trust, including recently purchased securities held at cost. As a result, fair value of assets of $26,497,803 have been excluded from the preceding table.
*    The weighted averages disclosed in the table above were weighted by relative fair value
**    Including partnerships and LLC’s
Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Assets:	Beginning balance at 12/31/2023	Included in earnings	Purchases	Sales	Prepayments	Transfers into Level 3	Transfers out of Level 3	Ending balance at 09/30/2024
Restricted Securities
Corporate Bonds	$10,783,333	$(1,388,149)	$22,904	$(112,380)	$(7,459,482)	$—	$—	$1,846,226
Bank Loans	297,191,545	(1,974,358)	56,375,972	(3,339,216)	(63,136,543)	—	(130,666)	284,986,734
Common Stock - U.S.	5,064,000	1,449,491	1,482,490	(2,675,364)	—	—	—	5,320,617
Preferred Stock	3,254,063	(1,592,480)	14,779	(429,038)	—	—	—	1,247,324
Partnerships and LLCs	41,933,060	5,028,297	2,084,722	(2,748,210)	—	—	—	46,297,869
Public Securities
Bank Loans	—	(17,500)	990,043	(43)	—	—	(972,500)	—
	$358,226,001	$1,505,301	$60,970,910	$(9,304,251)	$(70,596,025)	$—	$(1,103,166)	$339,698,770
* For the nine months ended September 30, 2024, transfers out of Level 3 were the result of changes in observability of significant inputs for certain portfolio companies.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Corporate Investors
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OID Amortization, Gains and Losses on Level 3 assets included in Net Increase in Net Assets resulting from Operations for the period are presented in the following accounts on the Statement of Operations:

	Net Increase / (Decrease) in Net Assets Resulting from Operations	Change in Unrealized Appreciation / (Depreciation) in Net Assets from assets still held
Interest - OID Amortization	$848,496	$—
Net realized gain (loss) on investments before taxes	(1,460,706)	—
Net change in unrealized appreciation (depreciation) of investments before taxes	2,117,511	1,681,148.00
B. Accounting for Investments:
Investment Income
Investment transactions are accounted for on the trade date. Interest income, including the amortization of premiums and accretion of discounts on bonds held using the yield-to-maturity method, is recorded on the accrual basis to the extent that such amounts are expected to be collected. Generally, when interest and/or principal payments on a loan become past due, or if the Trust otherwise does not expect the borrower to be able to service its debt and other obligations, the Trust will place the investment on non-accrual status and will cease recognizing interest income on that investment for financial reporting purposes until all principal and interest have been brought current through payment or due to a restructuring such that the interest income is deemed to be collectible. The Trust writes off any previously accrued and uncollected interest when it is determined that interest is no longer considered collectible. As of September 30, 2024, the fair value of the Trust’s non-accrual assets was $4,061,755, or 1.1% of the total fair value of the Trust’s portfolio, and the cost of the Trust’s non-accrual assets was $7,402,351, or 2.1% of the total cost of the Trust’s portfolio.
Payment-in-Kind Interest
The Trust currently holds, and expects to hold in the future, some investments in its portfolio that contain Payment-in-Kind (“PIK”) interest provisions. The PIK interest, computed at the contractual rate specified in each loan agreement, is added to the principal balance of the investment, rather than being paid to the Trust in cash, and is recorded as interest income. Thus, the actual collection of PIK interest may be deferred until the time of debt principal repayment. PIK interest, which is a non-cash source of income at the time of recognition, is included in the Trust’s taxable income and therefore affects the amount the Trust is required to distribute to its stockholders to maintain its qualification as a “regulated investment company” for federal income tax purposes, even though the Trust has not yet collected the cash.
Generally, when current cash interest and/or principal payments on an investment become past due, or if the Trust otherwise does not expect the borrower to be able to service its debt and other obligations, the Trust will place the investment on PIK non-accrual status and will cease recognizing PIK interest income on that investment for financial reporting purposes until all principal and interest have been brought current through payment or due to a restructuring such that the interest income is deemed to be collectible. The Trust writes off any accrued and uncollected PIK interest when it is determined that the PIK interest is no longer collectible. As of September 30, 2024, the Trust held no PIK non-accrual assets.
Realized Gain or Loss and Unrealized Appreciation or Depreciation of Portfolio Investments
Realized gains and losses on investment transactions and unrealized appreciation and depreciation of investments are reported for financial statement and Federal income tax purposes on the identified cost method.
C. Use of Estimates:
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
D. Federal Income Taxes:
The Trust has elected to be taxed as a “regulated investment company” under the Internal Revenue Code, and intends to maintain this qualification and to distribute substantially all of its net taxable income to its shareholders. In any year when net long-term capital gains are realized by the Trust, management, after evaluating the prevailing economic conditions, will recommend that the Trustees

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either designate the net realized long-term gains as undistributed and pay the Federal capital gains taxes thereon or distribute all or a portion of such net gains.
The Trust is taxed as a regulated investment company and is therefore limited as to the amount of non-qualified income that it may receive as the result of operating a trade or business, e.g. the Trust’s pro rata share of income allocable to the Trust by a partnership operating company. The Trust’s violation of this limitation could result in the loss of its status as a regulated investment company, thereby subjecting all of its net income and capital gains to corporate taxes prior to distribution to its shareholders. The Trust, from time-to-time, identifies investment opportunities in the securities of entities that could cause such trade or business income to be allocable to the Trust. The CI Subsidiary Trust (described in Footnote 1 above) was formed in order to allow investment in such securities without adversely affecting the Trust’s status as a regulated investment company.
The CI Subsidiary Trust is not taxed as a regulated investment company. Accordingly, prior to the Trust receiving any distributions from the CI Subsidiary Trust, all of the CI Subsidiary Trust’s taxable income and realized gains, including non-qualified income and realized gains, is subject to taxation at prevailing corporate tax rates. As of September 30, 2024, the CI Subsidiary Trust has incurred income tax expense of $166,359.
Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of the existing assets and liabilities and their respective tax basis. As of September 30, 2024, the CI Subsidiary Trust has a deferred tax liability of $900,065.
E. Distributions to Shareholders:
The Trust records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. The Trust’s net investment income dividend is declared four times per year. The Trust’s net realized capital gain distribution, if any, is declared in December.
3. Investment Services Contract
A. Services:
Under an Investment Services Contract (the “Contract”) with the Trust, Barings agrees to use its best efforts to present to the Trust a continuing and suitable investment program consistent with the investment objectives and policies of the Trust. Barings represents the Trust in any negotiations with issuers, investment banking firms, securities brokers or dealers and other institutions or investors relating to the Trust’s investments. Under the Contract, Barings also provides administration of the day-to-day operations of the Trust and provides the Trust with office space and office equipment, accounting and bookkeeping services, and necessary executive, clerical and secretarial personnel for the performance of the foregoing services.
B. Fee:
For its services under the Contract, Barings is paid a quarterly investment advisory fee of 0.3125% of the net asset value of the Trust as of the last business day of each fiscal quarter, which is approximately equal to 1.25% annually. A majority of the Trustees, including a majority of the Trustees who are not interested persons of the Trust or of Barings, approve the valuation of the Trust’s net assets as of such day.
4. Borrowings
Senior Secured Indebtedness
MassMutual holds the Trust’s $30,000,000 Senior Fixed Rate Convertible Note (the “Note”) issued by the Trust on November 15, 2017. The Note is due November 15, 2027 and accrues interest at 3.53% per annum. MassMutual, at its option, can convert the principal amount of the Note into common shares. The dollar amount of principal would be converted into an equivalent dollar amount of common shares based upon the average price of the common shares for ten business days prior to the notice of conversion. For the nine months ended September 30, 2024 the Trust incurred total interest expense on the Note of $794,250.
The Trust may redeem the Note, in whole or in part, at the principal amount proposed to be redeemed together with the accrued and unpaid interest thereon through the redemption date plus a Make Whole Premium. The Make Whole Premium equals the excess of (i) the present value of the scheduled payments of principal and interest which the Trust would have paid but for the proposed redemption, discounted at the rate of interest of U.S. Treasury obligations whose maturity approximates that of the Note plus 0.50% over (ii) the principal of the Note proposed to be redeemed.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Corporate Investors
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Credit Facility
On July 22, 2021 (the “Effective Date”), MassMutual provided to the Trust, a five-year $30,000,000 committed revolving credit facility. Borrowings under the revolving credit facility bear interest, at the rate of LIBOR plus 2.25%. The Trust will also be responsible for paying a commitment fee of 0.50% on the unused amount. On December 13, 2023, the Trust amended the credit agreement with MassMutual to increase the aggregate commitment amount by $15,000,000 to a total aggregate commitment amount of $45,000,000, extend the maturity date to December 13, 2028, and set the interest accrual to a rate of SOFR plus 2.20% on the outstanding borrowings. Deferred financing fees in the amount of $159,310 are presented on the Consolidated Statement of Assets & Liabilities.
The average principal balance and interest rate for the period during which the credit facility was utilized for the nine months ended September 30, 2024, was approximately $5,700,000 and 7.60%, respectively. As of September 30, 2024, the credit facility had no outstanding principal balance.
5. Purchases and Sales of Investments

	For the nine months ended 09/30/2024
	Cost of Investments Acquired	Proceeds from Sales or Maturities
Corporate restricted securities	$81,575,532	$83,225,189
Corporate public securities	1,509,675	3,556,638
6. Risks
Investment Risks
In the normal course of its business, the Trust trades various financial instruments and enters into certain investment activities with investment risks. These risks include:
Below Investment Grade (high yield/junk bond) Instruments Risk
Below investment grade securities, commonly known as “junk” or “high yield” bonds, have speculative characteristics and involve greater volatility of price and yield, greater risk of loss of principal and interest, and generally reflect a greater possibility of an adverse change in financial condition that could affect an issuer’s ability to honor its obligations. Below investment grade debt instruments are considered to be predominantly speculative investments. In some cases, these obligations may be highly speculative and have poor prospects for reaching investment grade standing. Below investment grade debt instruments are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These instruments may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the financial markets generally and less secondary market liquidity. The prices of below investment grade debt instruments may be affected by legislative and regulatory developments. Because below investment grade debt instruments are difficult to value and are more likely to be fair valued, particularly during erratic markets, the values realized on their sale may differ from the values at which they are carried on the books of the Trust.
Borrowing and Leverage Risk
The Trust may borrow, subject to certain limitations, to fund redemptions, post collateral for hedges or to purchase loans, bonds and structured products prior to settlement of pending sale transactions. Any such borrowings, as well as transactions such as when-issued, delayed-delivery, forward commitment purchases and loans of portfolio securities, can result in leverage. The use of leverage involves special risks, and makes the net asset value of the Trust and the yield to shareholders more volatile. There can be no assurance that the Trust’s leveraging strategies would be successful. In addition, the counterparties to the Trust’s leveraging transactions will have priority of payment over the Trust’s shareholders.
Credit Risk
Credit risk is the risk that one or more debt obligations in the Trust’s portfolio will decline in price, or fail to pay dividends, interest or principal when due because the issuer of the obligation experiences an actual or perceived decline in its financial status. Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated instruments. They do not, however, evaluate the market value risk of below investment grade debt instruments and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the instruments. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in below investment grade and comparable unrated obligations will be more

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Corporate Investors
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dependent on Barings’s credit analysis than would be the case with investments in investment grade instruments. Barings employ their own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, sensitivity to economic conditions, operating history and current earnings trends.
One or more debt obligations in the Trust’s portfolio may decline in price, or fail to pay dividends, interest or principal when due because the issuer of the obligation experiences an actual or perceived decline in its financial status or due to changes in the specific or general market, economic, industry, political, regulatory, public health or other conditions.
Cybersecurity Risk
A cyber incident is considered to be any adverse event that threatens the confidentiality, integrity or availability of the information resources of us, Barings or our portfolio investments. These incidents may be an intentional attack or an unintentional event and could involve gaining unauthorized access to our or Barings’ information systems or those of our portfolio investments for purposes of misappropriating assets, stealing confidential information, corrupting data or causing operational disruption. Barings’ employees may be the target of fraudulent calls, emails and other forms of activities. The result of these incidents may include disrupted operations, misstated or unreliable financial data, liability for stolen assets or information, increased cybersecurity protection and insurance costs, litigation and damage to business relationships. The Trust’s business operations rely upon secure information technology systems for data processing, storage, and reporting. The Trust depends on the effectiveness of the information and cybersecurity policies, procedures, and capabilities maintained by its affiliates and their respective third-party service providers to protect their computer and telecommunications systems and the data that reside on or are transmitted through them.
Substantial costs may be incurred in order to prevent any cyber incidents in the future. The costs related to cyber or other security threats or disruptions may not be fully insured or indemnified by other means. As the Trust’s and our portfolio investments’ reliance on technology has increased, so have the risks posed to the Trust’s information systems, both internal and those provided by Barings and third-party service providers, and the information systems of the Trust’s portfolio investments. Barings has implemented processes, procedures and internal controls to help mitigate cybersecurity risks and cyber intrusions, but these measures, as well as the Trust’s increased awareness of the nature and extent of a risk of a cyber incident, do not guarantee that a cyber incident will not occur and/or that the Trust’s financial results, operations or confidential information will not be negatively impacted by such an incident. In addition, cybersecurity continues to be a key priority for regulators around the world, and some jurisdictions have enacted laws requiring companies to notify individuals or the general investing public of data security breaches involving certain types of personal data, including the SEC, which, on July 26, 2023, adopted amendments requiring the prompt public disclosure of certain cybersecurity breaches. If the Trust fails to comply with the relevant laws and regulations, the Trust could suffer financial losses, a disruption of the Trust’s business, liability to investors, regulatory intervention or reputational damage.
Defaults by Portfolio Investments
A portfolio investment’s failure to satisfy financial or operating covenants imposed by the Trust or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize a portfolio investment’s ability to meet its obligations under the debt or equity securities that the Trust holds. The Trust may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting portfolio investment.
Duration Risk
The Trust may invest in investments of any duration or maturity. Although stated in years, duration is not simply a measure of time. Duration measures the time-weighted expected cash flows of a security, which can determine the security’s sensitivity to changes in the general level of interest rates (or yields). Securities with longer durations tend to be more sensitive to interest rate (or yield) changes than securities with shorter durations. Duration differs from maturity in that it considers potential changes to interest rates, and a security’s coupon payments, yield, price and par value and call features, in addition to the amount of time until the security matures. Various techniques may be used to shorten or lengthen the Trust’s duration. The duration of a security will be expected to change over time with changes in market factors and time to maturity.
Inflation Risk
Certain of the Trust’s portfolio investments are in industries that could be impacted by inflation. If such portfolio investments are unable to pass any increases in their costs of operations along to their customers, it could adversely affect their operating results and impact their ability to pay interest and principal on the Trust’s loans, particularly if interest rates rise in response to inflation. In addition, any projected future decreases in the Trust’s portfolio investments’ operating results due to inflation could adversely impact the fair value of those investments. Any decreases in the fair value of the Trust’s portfolio investments could result in future realized or unrealized losses and therefore reduce the Trust’s net assets resulting from operations.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Corporate Investors
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Liquidity Risk
The Trust may, subject to certain limitations, invest in illiquid securities (i.e., securities that cannot be disposed of in current market conditions in seven calendar days or less without the disposition significantly changing the market value of the security). Illiquid securities may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in market value. Some securities may be subject to restrictions on resale. Illiquid securities may be difficult to value. Also, the Trust may not be able to dispose of illiquid securities at a favorable time or price when desired, and the Trust may suffer a loss if forced to sell such securities for cash needs. Below investment grade loans and other debt securities tend to be less liquid than higher-rated securities.
Loan Risk
The loans in which the Trust may invest are subject to a number of risks. Loans are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Trust, a reduction in the value of the investment and a potential decrease in the net asset value of the Trust. There can be no assurance that the liquidation of any collateral securing a loan would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, the Trust could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a loan. Loan participations and assignments involve credit risk, interest rate risk, liquidity risk, and the risks of being a lender. Loans are not as easily purchased or sold as publicly traded securities and there can be no assurance that future levels of supply and demand in loan trading will provide the degree of liquidity which currently exists in the market. In addition, the terms of the loans may restrict their transferability without borrower consent.
These factors may have an adverse effect on the market price of the loan and the Trust’s ability to dispose of particular portfolio investments. A less liquid secondary market also may make it more difficult for the Trust to obtain precise valuations of the high yield loans in its portfolio. The settlement period (the period between the execution of the trade and the delivery of cash to the purchaser) for some loan transactions may be significantly longer than the settlement period for other investments, and in some cases longer than seven days. It is possible that sale proceeds from loan transactions will not be available to meet redemption obligations, in which case the Trust may be required to utilize cash balances or, if necessary, sell its more liquid investments or investments with shorter settlement periods. Some loans may not be considered “securities” for certain purposes under the federal securities laws, and purchasers, such as the Trust, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.
Management Risk
The Trust is subject to management risk because it is an actively managed portfolio. Barings apply investment techniques and risk analyses in making investment decisions for the Trust, but there can be no guarantee that such techniques and analyses will produce the desired results.
Market Risk
The value of the Trust’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock and bond markets can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical, public health and other conditions, as well as investor perceptions of these conditions. Such conditions may include, but are not limited to, war, terrorism, natural and environmental disasters and epidemics or pandemics (including the recent coronavirus pandemic), which may be highly disruptive to economies and markets. Such conditions may also adversely affect the liquidity of the Trust’s securities. The Trust is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.
Prepayment and Extension Risk
Prepayment and extension risk is the risk that a loan, bond or other investment might be called or otherwise converted, prepaid or redeemed before maturity. This risk is primarily associated with mortgage-backed and other asset-backed securities and floating rate loans. If the investment is converted, prepaid or redeemed before maturity, particularly during a time of declining interest rates or spreads, the Trust may not be able to invest the proceeds in other investments providing as high a level of income, resulting in a reduced yield to the Trust. Conversely, as interest rates rise or spreads widen, the likelihood of prepayment decreases and the maturity of the investment may extend. The Trust may be unable to capitalize on securities with higher interest rates or wider spreads because the Trust’s investments are locked in at a lower rate for a longer period of time.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Corporate Investors
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Valuation Risk
Under the 1940 Act, the Trust is required to carry our portfolio investments at market value or, if there is no readily available market value, at fair value as determined in good faith by the Board of Trustees. The Board has designated Barings as valuation designee to perform the Trust’s fair value determinations relating to the value of our assets for which market quotations are not readily available.
Typically there is not a public market for the securities in which we have invested and will generally continue to invest. Barings conducts the valuation of such investments, upon which the Trust’s net asset value is primarily based, in accordance with its valuation policy, as well as established and documented processes and methodologies for determining the fair values of investments on a recurring basis in accordance with the 1940 Act and ASC Topic 820. The Trust’s current valuation policy and processes were established by Barings and have been approved by the Board. The Adviser has established a pricing committee that is, subject to the oversight of the Board, responsible for the approval, implementation and oversight of the processes and methodologies that relate to the pricing and valuation of assets held by the Trust. Barings uses independent third-party providers to price the portfolio, but in the event an acceptable price cannot be obtained from an approved external source, Barings will utilize alternative methods in accordance with internal pricing procedures established by Barings’ pricing committee.
The determination of fair value and consequently, the amount of unrealized appreciation and depreciation in the Trust’s portfolio, is to a certain degree subjective and dependent on the judgment of Barings. Certain factors that may be considered in determining the fair value of the Trust’s investments include the nature and realizable value of any collateral, the portfolio investment’s earnings and its ability to make payments on its indebtedness, the markets in which the portfolio investment does business, comparison to comparable publicly-traded companies, discounted cash flows and other relevant factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, Barings’ determinations of fair value may differ materially from the values that would have been used if a ready market for these securities existed. Due to this uncertainty, Barings’ fair value determinations may cause our net asset value on a given date to materially understate or overstate the value that the Trust may ultimately realize upon the sale or disposition of one or more of its investments. As a result, investors purchasing the Trust’s securities based on an overstated net asset value would pay a higher price than the value of the Trust’s investments might warrant. Conversely, investors selling shares during a period in which the net asset value understates the value of our investments will receive a lower price for their shares than the value of the Trust’s investments might warrant.
7. Commitments and Contingencies
During the normal course of business, the Trust may enter into contracts and agreements that contain a variety of representations and warranties. The exposure, if any, to the Trust under these arrangements is unknown as this would involve future claims that may or may not be made against the Trust and which have not yet occurred. The Trust has no history of prior claims related to such contracts and agreements.

At September 30, 2024, the Trust had the following unfunded commitments:

Delayed Draw Term Loans	Unfunded Amount	Unfunded Value
AdaCore Inc	$571,797	$573,110
Best Lawyers	300,641	305,372
Caldwell & Gregory LLC	525,000	524,993
California Custom	380,513	383,556
Cascade Services	251,471	254,687
CTS Engines LLC	91,076	87,758
EFI Productivity Software	629,855	630,226
Electrical Components	78,000	77,918
Fortis Payments, LLC	92,050	91,697
Golden Ceramic Dental Lab	378,378	378,127
Ice House America	65,946	66,805
Jones Fish	449,347	459,508
Kings III	214,810	215,265
Net at Work	1,034,091	1,055,950
Parkview Dental Partners	656,122	654,567

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Corporate Investors
(Unaudited)

Delayed Draw Term Loans	Unfunded Amount	Unfunded Value
Process Insights Acquisition, Inc.	$219,706	$221,801
Randy's Worldwide	77,549	79,801
SBP Holdings	790,544	790,285
SPATCO	572,181	571,789
Stratus Unlimited	838,568	841,960
SVI International, Inc.	222,772	222,789
Tank Holding Corp	75,063	75,963
TIPCO TECHNOLOGIES	572,260	572,040
Trident Motion Technologies	204,545	195,114
Warner Pacific Insurance Services	874,451	887,570
Whitcraft LLC	954,646	953,607
	$11,121,382	$11,172,258

Revolvers	Unfunded Amount	Unfunded Value
Accurus Aerospace International UK Buyer	$24,393	$24,243
AdaCore Inc	211,506	211,991
Aero Accessories	83,333	84,001
Americo Chemical Products	249,559	254,312
Applied Aerospace Structures Corp.	64,516	65,215
ASC Communications, LLC	45,328	45,735
Best Lawyers	224,359	226,724
BKF Engineers	342,593	342,341
BrightSign	65,156	66,572
CAi Software	235,746	233,950
Caldwell & Gregory LLC	350,000	349,995
California Custom	114,154	115,067
Cascade Services	105,882	106,419
Cash Flow Management / Kinective	149,254	148,761
CJS Global	484,848	485,957
Cloudbreak	238,095	243,504
Cogency Global	165,304	167,161
Comply365	109,756	111,249
DataServ	96,154	97,474
Decks Direct, LLC	74,721	50,046
EFI Productivity Software	215,572	214,644
eShipping	346,829	350,407
Fortis Payments, LLC	125,390	125,119
Golden Ceramic Dental Lab	378,378	378,127
HemaSource, Inc.	419,995	426,913
Ice House America	120,721	121,150
ISTO Biologics	126,456	129,013
Jones Fish	399,324	404,308
Kings III	116,515	117,452
LeadsOnline	455,531	457,981
Magnolia Wash Holdings	19,238	17,768
Media Recovery, Inc.	587,774	587,766

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Corporate Investors
(Unaudited)

Revolvers	Unfunded Amount	Unfunded Value
Mission Microwave	$177,527	$168,153
Narda-MITEQ	424,977	428,933
Net at Work	265,152	270,616
Newforma	123,618	128,694
Office Ally	266,249	268,260
Omega Holdings	368,150	372,439
Polara	218,094	220,399
Process Insights Acquisition, Inc.	135,232	139,991
ProfitOptics	135,484	139,894
Pro-Vision	397,301	397,275
Randy's Worldwide	35,839	36,791
RoadOne IntermodaLogistics	194,694	199,583
Rock Labor	120,095	120,726
RPX Corp	504,083	503,876
SBP Holdings	273,005	274,465
SEKO Worldwide, LLC	15,448	16,482
Smartling, Inc.	205,882	208,000
smartShift Technologies	348,687	355,849
SPATCO	415,914	415,649
Standard Elevator Systems	261,017	244,573
SVI International, Inc.	222,772	222,789
Tank Holding Corp	12,727	12,583
Tencarva Machinery Company	619,093	614,131
The Caprock Group	215,035	217,051
TIPCO Technologies	129,730	129,677
Trident Motion Technologies	136,364	130,076
Trintech Inc	178,571	180,036
Whitcraft LLC	122,395	129,729
Woodland Foods, Inc.	194,246	194,470
World 50, Inc.	144,778	145,126
Worldwide Electric Corporation	248,447	248,700
Ziyad	158,393	156,518
	$14,015,379	$14,052,899

Total Unfunded Commitments	$25,136,761	$25,225,157
As of September 30, 2024, unfunded commitments had unrealized appreciation of $88,396 or 0.03% of net assets.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Corporate Investors
(Unaudited)
8. Quarterly Results of Investment Operations (unaudited)

	March 31, 2024
	Amount	Per Share
Investment income	$10,062,286
Net investment income (net of taxes)	8,072,939	$0.40
Net realized and unrealized gain on investments (net of taxes)	2,220,645	0.11

	June 30, 2024
	Amount	Per Share
Investment income	$10,476,955
Net investment income (net of taxes)	8,623,260	$0.42
Net realized and unrealized loss on investments (net of taxes)	(1,990,190)	(0.10)

	September 30, 2024
	Amount	Per Share
Investment income	$9,331,979
Net investment income (net of taxes)	7,552,446	$0.37
Net realized and unrealized gain on investments (net of taxes)	208,716	0.01
9. Subsequent Events
The Trust has evaluated the possibility of subsequent events after the balance sheet date of September 30, 2024, through the date that the financial statements are issued. The Trust has determined that there are no material events that would require recognition or disclosure in this report through this date, except as provided below.
On October 15, 2024, the Trust received a cash dividend from Madison Indoor Air of $4,144,066, or $0.20 per share. Management evaluated the impact of the dividend payment on the value of the investment and estimates that the value of Madison Indoor Air has decreased from a fair value of $27,754,962 as of September 30, 2024, to a fair value of $25,247,872 as of October 31, 2024.

THIS PRIVACY NOTICE IS BEING PROVIDED ON BEHALF OF BARINGS LLC AND ITS AFFILIATES: BARINGS SECURITIES LLC; BARINGS AUSTRALIA PTY LTD; BARINGS JAPAN LIMITED; BARINGS INVESTMENT ADVISERS (HONG KONG) LIMITED; BARINGS GLOBAL SHORT DURATION HIGH YIELD FUND; BARINGS BDC, INC.; BARINGS CORPORATE INVESTORS AND BARINGS PARTICIPATION INVESTORS (TOGETHER, FOR PURPOSES OF THIS PRIVACY NOTICE, “BARINGS”).
When you use Barings you entrust us not only with your hard-earned assets but also with your personal and financial data. We consider your data to be private and confidential, and protecting its confidentiality is important to us. Our policies and procedures regarding your personal information are summarized below.
We may collect non-public personal information about you from:
•    Applications or other forms, interviews, or by other means;
•    Consumer or other reporting agencies, government agencies, employers or others;
•    Your transactions with us, our affiliates, or others; and
•    Our Internet website.
We may share the financial information we collect with our financial service affiliates, such as insurance companies, investment companies and securities broker-dealers. Additionally, so that we may continue to offer you products and services that best meet your investment needs and to effect transactions that you request or authorize, we may disclose the information we collect, as described above, to companies that perform administrative or marketing services on our behalf, such as transfer agents, custodian banks, service providers or printers and mailers that assist us in the distribution of investor materials or that provide operational support to Barings. These companies are required to protect this information and will use this information only for the services for which we hire them, and are not permitted to use or share this information for any other purpose. Some of these companies may perform such services in jurisdictions other than the United States. We may share some or all of the information we collect with other financial institutions with whom we jointly market products. This may be done only if it is permitted by the state in which you live. Some disclosures may be limited to your name, contact and transaction information with us or our affiliates.
Any disclosures will be only to the extent permitted by federal and state law. Certain disclosures may require us to get an “opt-in” or “opt-out” from you. If this is required, we will do so before information is shared. Otherwise, we do not share any personal information about our customers or former customers unless authorized by the customer or as permitted by law.
We restrict access to personal information about you to those employees who need to know that information to provide products and services to you. We maintain physical, electronic and procedural safeguards that comply with legal standards to guard your personal information. As an added measure, we do not include personal or account information in non-secure e-mails that we send you via the Internet without your prior consent. We advise you not to send such information to us in non-secure e-mails.
This joint notice describes the privacy policies of Barings, the Funds and Barings Securities LLC. It applies to all Barings and the Funds accounts you presently have, or may open in the future, using your social security number or federal taxpayer identification number - whether or not you remain a shareholder of our Funds or as an advisory client of Barings. As mandated by rules issued by the Securities and Exchange Commission, we will be sending you this notice annually, as long as you own shares in the Funds or have an account with Barings.
Barings Securities LLC is a member of the Financial Industry Regulatory Authority (FINRA) and the Securities Investor Protection Corporation (SIPC). Investors may obtain information about SIPC including the SIPC brochure by contacting SIPC online at www.sipc.org or calling (202)-371-8300. Investors may obtain information about FINRA including the FINRA Investor Brochure by contacting FINRA online at www.finra.org or by calling (800) 289-9999.
April 2019

Members of the Board of
Trustees
Clifford M. Noreen
Chairman

Michael H. Brown*

Barbara M. Ginader*

Edward P. Grace III*

David M. Mihalick

Susan B. Sweeney*

Maleyne M. Syracuse*

*Member of the Audit Committee

Officers
Christina Emery
President

Christopher D. Hanscom
Chief Financial Officer
Treasurer

Ashlee Steinnerd
Chief Legal Officer

Itzbell Branca
Chief Compliance Officer

Andrea Nitzan
Principal Accounting Officer

Alexandra Pacini
Secretary

Sean Feeley
Vice President

Joseph Evanchick
Vice President

Matthew Curtis
Tax Officer

DIVIDEND REINVESTMENT AND SHARE PURCHASE PLAN
Barings Corporate Investors (the “Trust”) offers a Dividend Reinvestment and Share Purchase Plan (the “Plan”). The Plan provides a simple way for shareholders to add to their holdings in the Trust through the receipt of dividend shares issued by the Trust or through the investment of cash dividends in Trust shares purchased in the open market. A shareholder may join the Plan by filling out and mailing an authorization card to SS&C GIDS, the Transfer Agent.
Participating shareholders will continue to participate until they notify the Transfer Agent, in writing, of their desire to terminate participation. Unless a shareholder elects to participate in the Plan, he or she will, in effect, have elected to receive dividends and distributions in cash. Participating shareholders may also make additional contributions to the Plan from their own funds. Such contributions may be made by personal check or other means in an amount not less than $10 nor more than $5,000 per quarter. Cash contributions must be received by the Transfer Agent at least five days (but no more then 30 days) before the payment date of a dividend or distribution.
Whenever the Trust declares a dividend payable in cash or shares, the Transfer Agent, acting on behalf of each participating shareholder, will take the dividend in shares only if the net asset value is lower than the market price plus an estimated brokerage commission as of the close of business on the valuation day. The valuation day is the last day preceding the day of dividend payment.
When the dividend is to be taken in shares, the number of shares to be received is determined by dividing the cash dividend by the net asset value as of the close of business on the valuation date or, if greater than net asset value, 95% of the closing share price. If the net asset value of the shares is higher than the market value plus an estimated commission, the Transfer Agent, consistent with obtaining the best price and execution, will buy shares on the open market at current prices promptly after the dividend payment date.
The reinvestment of dividends does not, in any way, relieve participating shareholders of any federal, state or local tax. For federal income tax purposes, the amount reportable in respect of a dividend received in newly-issued shares of the Trust will be the fair market value of the shares received, which will be reportable as ordinary income and/or capital gains.
As compensation for its services, the Transfer Agent receives a fee of 5% of any dividend and cash contribution (in no event in excess of $2.50 per distribution per shareholder.)
Any questions regarding the Plan should be addressed to SS&C GIDS, Transfer Agent for Barings Corporate Investors’ Dividend Reinvestment and Share Purchase Plan, P.O. Box 219086, Kansas City, MO 64121-9086.

Barings Corporate Investors

CI6216